UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2017
Date of reporting period: January 1, 2017 – June 30, 2017

Item 1. Reports to Shareholders.

JUNE 30, 2017

2017 Semiannual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States, Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages
Why Dividend Reinvestment Is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 55 and 56. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 57 or visit our website at www.roycefunds.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

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Table of Contents

Semiannual Review

Letter to Our Stockholders	2

Performance	7

Semiannual Report to Stockholders

Royce Global Value Trust

Manager’s Discussion of Fund Performance	8

Schedule of Investments	10

Other Financial Statements	14

Royce Micro-Cap Trust

Manager’s Discussion of Fund Performance	22

Schedule of Investments	24

Other Financial Statements	29

Royce Value Trust

Manager’s Discussion of Fund Performance	38

Schedule of Investments	40

Other Financial Statements	46

History Since Inception	55

Distribution Reinvestment and Cash Purchase Options	57

Directors and Officers	58

Board Approval of Investment Advisory Agreements	59

Notes to Performance and Other Important Information	61

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Letter to Our Stockholders

SMALL-CAP’S LONG AND WINDING ROAD
A good start for small-caps in 2017 masked some
key reversals
In a solid first half for small-cap stocks, the Russell 2000 Index gained 5.0% for the year-to-date period ended June 30, 2017. This followed a terrific 2016, in which the small-cap index advanced 21.3%. From our perspective as small-cap specialists, however, the big news in small-cap last year was the occurrence of three key reversals: leadership for value, improved results for cyclicals, and higher overall returns for small-caps than for large-caps. Perhaps because we had been waiting for so long—and based on history, we endured an inordinately protracted wait for value to resume leadership over growth—we were convinced as we entered 2017 that these reversals would remain in place. Yet the first half saw leadership shifting yet again, as large-caps, growth, and non-cyclicals (especially healthcare) all took the lead after lagging, some significantly, in 2016. (In addition, non-U.S. equities surged, though this came after several years of underperformance). The result was a small-cap market with narrow leadership for growth through most of the first six months.
Recent rotations in small-cap style leadership could be seen clearly in the one-year results for the period ended June 30, 2017. The two style indexes finished the 12-month period in remarkably similar places—the Russell 2000 Value Index climbed 24.9% versus a gain of 24.4% for the Russell 2000 Growth Index—though their respective paths were strikingly divergent.
In the second half of 2016, the small-cap value index rose 24.2% versus 13.1% for growth, while in the first half of 2017, value rose only 0.5% compared to a 10.0% increase for its growth sibling—A Tale of Two Halves. Our interpretation of these actions is that the first half of 2017 marked a catch-up phase for last year’s laggards and a pause for 2016’s leaders.

A Tale of Two Halves 1-Year Return Russell 2000 Value and Russell 2000 Growth

Given leadership for growth and non-cyclicals in a period of lackluster economic growth, some market commentators have compared the first half of 2017 to 2015, a year in which growth stocks shined while cyclicals suffered. Growth’s recent leadership notwithstanding, however, 2017 looks nothing like 2015. Today’s environment features rising interest rates, quantitative easing is unwinding in the U.S. (with signs that Europe will soon follow suit), and an increasing amount of data shows a global economy that’s beginning to heat up. In our view, this environment seems significantly different than it did during growth’s last period of extended leadership, which featured anemic global growth and the looming threat of

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LETTER TO OUR STOCKHOLDERS

It’s important to remember that we are still walking the road back to normalization. This is not a straight road—and it was never going to be. If 2017’s first half showed us anything, it was that the path back to normalization (and away from zero interest rates and abundant financial liquidity) will be a winding one with a few sharp twists and turns.

renewed recessions. It’s important to remember that we are still walking the road back to normalization. This is not a straight road—and it was never going to be. If 2017’s first half showed us anything, it was that the path back to normalization (and away from zero interest rates and abundant financial liquidity) will be a winding one with a few sharp twists and turns. We think that we are far from a new regime for growth. In fact, the environment still looks very conducive, at least to us, for value’s leadership to resume and continue—driven by cyclical industries positioned to benefit from global growth.

CAN THE LOW ROAD LEAD TO OUTPERFORMANCE?
Attractive returns for small-caps in the low-return world we anticipate
Our cautious optimism is tempered by an important caveat—the likelihood of lower returns for small-cap stocks than we experienced over the past five years. We make no secret of our belief in reversion to the mean—and the Russell 2000’s 13.7% average annual total return for the five-year period ended June 30, 2017 was higher than its rolling monthly five-year average since the inception of the small-cap index on 12/31/78—a gain of 10.6%.
In addition, the chart below shows that small-cap’s rolling five-year returns over the past 15- and 25-year periods are also lower than the current five-year average for the Russell 2000. This explains why we see a high probability of lower small-cap returns over the next few years—our take is based on reversion to the mean.

Rolling 5-Year Returns vs. Latest 5-Year Avg. Annual Total Return Russell 2000 Average Monthly Rolling Average Annual Total Return for 5-Year Periods Through 6/30/17
That said, we still see positive, and quite likely very competitive, returns for small-caps ahead, with an argument that rests on two primary factors—the reasonable state of current valuations and the prospect for earnings strength and/or improvement.

While it is true that current small-cap valuations are elevated compared with history, it is also true that within a context of low bond yields, small-caps appear cheap versus bonds.

Two Perspectives on Small-Cap Market Valuation through 6/30/17

EV/EBIT > Long-term Average Suggests small-caps are more than fully valued Equity Risk Premium > Long-term Average Suggests small-caps are undervalued

Enterprise Value (EV) is calculated by adding a company’s market capitalization, long-term debt, preferred stock, and minority interest, then subtracting cash. EBIT is earnings before interest and tax. EV/EBIT is a harmonic weighted average. Cap Rate is a simple weighted average. Equity Risk Premium is the excess return that an equity investment provides over a risk-free rate, generally defined as the return from U.S. Treasury bonds.

      In addition, valuations actually became more attractive for small-cap companies as a whole in the first half of 2017, as earnings advanced at a faster rate than stock prices. At the end of 2016, the average P/E ratio for the Russell 2000 was 22.9x while at the end of June 2017 it had fallen to 21.7x. During this same period, the yield on the 10-year Treasury yield dropped from 2.4% to 2.3%, further increasing small-cap’s attractiveness versus bonds.
Regarding the earnings outlook, our own analyses, our regular discussions with company management teams, and research from our friends at Strategas all reveal a quietly optimistic sales and earnings

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outlook for many small-cap businesses over the next couple of years, especially if global growth continues to heat up. Small-cap earnings announcements in July 2017 offered some initial, if anecdotal, support for this thesis.
We contend that if inflation stays below its historical average, then valuations can stay above their historical levels. We believe valuations do not need to increase from this point for small-caps to advance, and if small-caps can track earnings growth, then an expectation of mid- to high-single digit returns over the next several years seems reasonable to us. In the low-return world we are anticipating, that could be a very competitive return.

TWO ROADS DIVERGING IN THE SMALL-CAP WORLD
Why mean reversion and history favor small-cap value
Of course, active small-cap managers do not buy the whole market—at least they shouldn’t. If we have sketched a reasonably accurate roadmap for this journey to normalization (of which higher interest rates are a crucial feature), it would have significant implications for investment approaches. Seeing in essence a mirror image of the 2011-2015 period, we think the road to normalization will continue to have divergent paths, with outperformance for value, cyclical, and active management and underperformance for growth, defensive, and passive strategies.
Our favorable view of value is rooted in three observations: value’s long-term historical outperformance record versus growth, mean reversion for growth’s performance, and the interest-rate sensitivity of growth stock valuations. Below is a chart showing the most recent five-year returns for the small-cap value and growth indexes compared with the average five-year returns over all monthly rolling periods

Latest 5-Year Average Annual Total Returns vs. Average Monthly Rolling Average Annual Total 5-Year Returns Through 6/30/17

Valuations for Cyclical Sectors Look Cheap vs. Defensives Cyclical vs. Defensive Stocks Within the Russell 2000 Median Relative LTM EV/EBIT[1] Ex. Negative EBIT Through 6/30/17

[1]	Last Twelve Months Enterprise Value/Earnings Before Interest and Taxes

Cyclical Definition: Consumer Discretionary, Energy, Financials, Industrials, Information Technology, Materials.
Defensive Definition: Consumer Staples, Health Care, Real Estate, Telecommunication Services, Utilities
Source: Factset

since inception (12/31/78). While the most recent five-year period may be seen as highly supportive for financial assets, small-cap value exceeded its historical five-year average return by only about 100 basis points, while its growth equivalent exceeded its historical average by approximately 550 basis points. Reversion to the mean strongly suggests a very challenging road ahead for small-cap growth stocks.
       In addition, valuations for cyclicals within small-cap look attractive versus defensives. The metric we prefer to use when examining valuations is the median relative enterprise value (“EV”) over earnings before interest and taxes (“EBIT”). We calculated it over the last 12 months ended June 30, 2017, excluding the companies in the Russell 2000 with negative EBIT. We think this gives a clear picture of the relative attractiveness of cyclicals versus defensive stocks. The results can be seen in the chart above, which shows that valuations for cyclical versus defensive sectors were below their long-term average at the end of June. We feel good about small-cap valuations for our preferred companies and see the greatest earnings potential for small-caps in cyclical areas of the market. Indeed, one of the underappreciated aspects of small-cap cyclicals is the degree to which many look poised to participate in global economic expansion.
In fact, we would offer a qualified dissent to the idea that small-caps would be in a relatively unfavorable position if international economies outpace the rate of growth in the U.S. To be sure, this notion is sound enough when applied to the small-cap universe as a whole—the average company in the Russell 2000 derived only 19.8% of its sales from outside the U.S. at the end of June, compared to about 40% for the S&P 500. However, the level of foreign sales varies considerably by

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LETTER TO OUR STOCKHOLDERS

Information Technology & Materials Had Highest Percentage of Foreign Revenue for the 12 Months Ended 6/30/17 Russell 2000 GICS Sectors

Source: Factset

sector and industry in the Russell 2000, with Information Technology (44.1%) and Materials (33.4%) having the highest percentages of revenue derived from non-U.S. sources by sector.
      There are also certain other cyclical industries, including auto components (47.2%) and machinery (35.9%), that boast significant international exposure and therefore appear well positioned to benefit from global expansion. Additionally, with the dollar weakening, we expect to see heightened demand for U.S. exports. As experienced small-cap specialists, we see a rebounding global economy as being a potential advantage for active managers who, like us, carry more of a cyclical tilt in their portfolios.
      Granted, our earnings-centric outlook pivots on there being not simply the tailwind of solid earnings and relatively attractive valuations for select cyclicals but also headwinds for growth and defensive companies. Rising interest rates, for example, are more likely to benefit companies with EPS growth and mute multiple expansion. In this Goldilocks, “not too fast, not too slow” economic environment, we expect higher-quality companies (as measured by high returns on invested capital) to have an advantage. Companies that are able to make steady progress and fund their growth from internal cash flow rather than relying on increasingly pricey external sources of capital should be in a superior position to their financially less stable competitors.

SMALL-CAP’S SILK ROAD
The current opportunity in international small-cap
Additionally, there are timely opportunities in international small-cap stocks. As shown below, the trailing 10-year return for international small-caps is significantly lower than its long-term average. A regression to the mean of historical returns would result in more favorable performance. Prior to 2017, the Russell Global ex-U.S. Small Cap had underperformed the Russell 2000 by the widest spread since the inception of the non-U.S. small-cap index in July 1996. As of June 30,
2017, the performance spread between the two indexes was just shy of this lowest point. So while there is no guarantee of the course of future returns, we think the long-term performance history of the two small-cap indexes suggests that a multi-year run for international small-caps is possible. In our view, this is especially relevant when evaluating the opportunity in these companies.

Recent Returns for non-U.S. Small-Caps are at Low End of History Russell Global ex-U.S. Small Cap Index Quarterly Rolling 10-Year Returns as of 6/30/17

All of this adds up to an environment that appears supportive for active management. Three market environments have historically provided opportunities for many active managers—when value leads, when volatility rises, and when overall market returns are low. All three look more likely than not to us. To the last point, it’s interesting to note what’s shown in the following chart: active managers, with the Morningstar Small Cap Blend Category Average serving as a proxy, had their widest outperformance spread in the five-year periods when the Russell 2000 returned between 5-10%. This is exactly the environment that we think is most likely.

Monthly Rolling 5-Year U.S. Small Blend[1] Average Excess Returns During Russell 2000 Return Ranges from 12/31/73 through 6/30/17

[1]	There were 524 U.S. Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 6/30/17.
The excess return for a Morningstar category would be the category’s return for the period minus the Index return.

GO WITH THE FLOW
Corrections are historically typical within small-cap
Of course, the road to a lower-return environment likely entails a correction. We do not see this as chilling or discouraging news. Within small-cap, some kind of realignment of stock prices is common. In 18 of the last 20 calendar years, the Russell 2000 had an intra-year decline of at least 10% (and a downturn of 9.6% occurred in one of the two years that escaped the 10%-plus fall). Over the last 20 calendar years,

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LETTER TO OUR STOCKHOLDERS

the median intra-year correction was 14.2% while so far in 2017, the Russell 2000’s biggest decline was 4.7%. So we lean toward the likelihood of a pullback in the 8-12% range. We do not see it going much deeper than that because, at least currently, we see none of the signs of a major market top or a recession.

Year-to-Date vs. Median Intra-Year Decline Largest Russell 2000 Intra-Year Declines Through 6/30/17

Additionally, many market watchers were expecting a correction toward the end of the first quarter, and as of this writing we still have not seen one even in the midst of ample economic and political uncertainty. When this 20-year history is linked with the fact that we have still not experienced anything like a real correction since the February 2016 small-cap trough, then a downturn looks more than probable to us. So while we are confident that many small-cap companies are in fundamentally solid, even strong, shape, we have also seen over the years that markets simply do not keep ascending for this long without a little air being let out of them.
THE ROAD LESS TRAVELED A challenging path worth taking
To be sure, the current environment offers a number of challenges for small-cap investors. Yet we believe it also looks favorable for those who walk the road less traveled—those with disciplined small-cap active management approaches that are geared more globally. Current uncertainty should sooner or later result in higher levels of volatility. (Indeed, perhaps the oddest feature of 2017’s first half was its bullish placidity in the face of so much uncertainty—the 10-year Treasury showed as much, if not more, volatility in the year’s first six months as the stock market.) And we see increased volatility as potentially working to the advantage of the disciplined active manager.
      There is also the possibility of fiscal or regulatory support from Washington, which could of course help small-caps. Our view, however, is that investors place undue emphasis on this. We take issue with the common assumption that small-caps cannot continue to advance without a cocktail combining corporate tax cuts, deregulation, and infrastructure spending. Our outlook of measured optimism is not grounded on which policies emerge (or do not emerge) from Washington.
Ultimately, of course, the success of what we do hinges on the companies in which we invest. On that score, we are encouraged. The ongoing optimism we have been hearing every day from management teams, for example, contradicts the expectation of an economic slowdown. Order books are continuing to fill up, and the majority of the companies we have been meeting with remain confident about their business. That in turn gives us ample confidence in what we do. We are convinced that small-cap active management approaches can remain successful as long as there is a reasonable amount of economic growth, whether here at home or overseas. Simply put, we see modest global economic growth leading to decent earnings growth which should result in moderate advances for small-caps as a group and greater advances for companies in cyclical businesses. Our advice? “Stay active, my friends.”

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 31, 2017

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Performance

NAV Average Annual Total Returns As of June 30, 2017 (%)
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE

Royce Global Value Trust	16.11	24.23	3.43	N/A	N/A	N/A	N/A	N/A	N/A	5.06	10/17/13

Royce Micro-Cap Trust	5.93	22.60	4.65	13.47	5.75	9.23	9.96	N/A	N/A	10.84	12/14/93

Royce Value Trust	7.29	25.76	6.95	13.38	5.56	8.77	9.52	10.81	10.47	10.63	11/26/86

INDEX

Russell Global Small Cap Index	10.47	21.47	4.50	10.82	3.92	9.39	6.94	N/A	N/A	N/A	N/A

Russell Microcap Index	4.23	27.60	6.69	13.73	5.47	8.44	N/A	N/A	N/A	N/A	N/A

Russell 2000 Index	4.99	24.60	7.36	13.70	6.92	9.19	7.98	9.89	9.03	N/A	N/A

1 Not Annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12, as well as 12/31/14 and of Royce Value Trust at 12/31/16, for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, Inc (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE
Royce Global Value Trust (“RGT”) advanced 16.1% on a net asset value (“NAV”) basis and 19.6% on a market price basis for the year-to-date period ended June 30, 2017, significantly outperforming its unleveraged benchmark, the Russell Global Small Cap Index, which was up 10.5% for the same period. These were impressive results on both an absolute and relative basis. We were especially pleased that positive performances came from holdings in the U.S., the U.K., Japan, and more than 20 other countries in the first half. Indeed, after several years in which international small-caps languished, their recent resurgence has been more than welcome, especially as more than two-thirds of RGT’s net assets were invested in non-U.S. companies at the end of June compared to 58.7% for the benchmark.
Getting off to a fast start, the Fund climbed 7.9% on an NAV basis and 9.4% on a market price basis for the first quarter, outperforming its benchmark, which was up 6.0% for the same period. This trend continued in the second quarter, in which RGT’s results tracked very closely to its first-quarter returns. The Fund was up 7.6% based on NAV and rose 9.3% based on market price compared to 4.2% for the Russell Global Small Cap Index in the second quarter. We were also pleased that the Fund outperformed its global small-cap benchmark for the one-year period ended June 30, 2017 on both an NAV and market price basis.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 10 equity sectors finished the semiannual period in the black. Industrials and Information Technology led by fairly wide margins, though notable contributions also came from Financials and Health Care. At the industry level, four groups made particularly notable gains, led by capital markets (Financials), which has long been an area of focus for us, especially on a global level. Strong results also came from electronic equipment, instruments & components, health care equipment & supplies, and IT services. The first and third of these groups are in Information Technology, the second in Health Care. (Along with Industrials, these were the top-contributing sectors to the Russell Global Small Cap’s first-half performance.)
At the position level, the portfolio’s top contributor was Indian consumer finance company Bajaj Finance, which rebounded off a relatively weak fourth quarter of 2016 owing to the government’s surprising decision to demonetize in November. During the first half of 2017, however, fiscal third-quarter results (released in January) revealed margin improvement and high asset quality while fiscal fourth-quarter results, which came in May, showed the strength of Bajaj’s 320-city presence in consumer and commercial lending operations. Although we trimmed our stake as its shares climbed, we believe the company can continue to benefit from its strong position in India’s nascent credit markets. The stock of California-based laser diode and equipment maker Coherent was galvanized by ongoing sales and earnings growth driven by vibrant demand for ramped up OLED (organic light-emitting diode) capacity. Raven Industries, also a U.S. firm, provides precision agriculture products, high-performance specialty films, and what it calls lighter-than-air technologies. Its shares rose on improvements in consolidated sales and earnings, driven by strength in the firm’s Applied Technology and Engineered Films units.
    Hurt by falling oil prices, Energy was the only sector that detracted from first-half performance, though its negative impact was comparably modest. Unsurprisingly, the portfolio industries that detracted most come from this same sector—energy equipment & services and oil, gas & consumable fuels. The top detractor at the position level was SEACOR Holdings, which provides marine transportation equipment and logistics services mostly for the energy and agricultural markets. Its earnings remained pressured by ongoing weakness in the offshore marine vessel business, which was exacerbated by the decline in oil prices in the first half, as well as overcapacity in its inland river barge and tow business. From the otherwise strong capital markets group, Toronto-based Dundee Corporation, which is involved in wealth management, real estate, and natural resources, experienced losses in mining- and resource-based activities that put downward pressure on its shares.
Relative to the Russell Global Small Cap, the Fund benefited most from savvy stock selection in Financials, especially in capital markets and consumer finance. Also helping were superior stock picks in Industrials and Information Technology. The impact of relative detractors was far less significant and included ineffective stock picks in the Materials sector and our underweight in Telecommunication Services.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

Bajaj Finance	0.59

Coherent	0.43

Raven Industries	0.38

Cognex Corporation	0.36

Relo Group	0.33

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

SEACOR Holdings	-0.25

Dundee Corporation Cl. A	-0.17

MBIA	-0.11

Signet Jewelers	-0.10

KBR	-0.09

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Even after the strong start to 2017, we continue to find attractive opportunities in both U.S. and international companies. Select valuations in many parts of the world, including the U.S., still looked attractive to us at the end of June, especially in the context of expanding global growth. Recent data showed that the second quarter of 2017 was the eurozone’s best in more than six years, boosted by strong manufacturing numbers, job growth, and elevated business confidence. Additionally, in mid-July China reported surprisingly strong GDP growth for the second quarter, driven by increased retail sales, investment, and industry output. We are also confident in the prospects for smaller companies with earnings growth here in the U.S.

8 | 2017 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	16.11	24.23	3.43	5.06

[1] Not Annualized

Market Price Performance History Since Inception (10/17/13) Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	28.7%	N/A	N/A	N/A	N/A	12.5%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

Kirby Corporation	1.9

SEI Investments	1.9

Raven Industries	1.4

Lazard Cl. A	1.3

VZ Holding	1.3

Cognex Corporation	1.2

Virtu Financial Cl. A	1.1

Ashmore Group	1.1

Spirax-Sarco Engineering	1.1

Clarkson	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.7

Information Technology	17.9

Financials	17.3

Materials	11.1

Health Care	10.7

Consumer Discretionary	7.7

Consumer Staples	3.4

Real Estate	2.7

Energy	2.7

Telecommunication Services	0.1

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-0.3

Calendar Year Total Returns (%)
YEAR	RGT

2016	11.1

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2] % of Net Assets

United States	31.8

United Kingdom	11.6

Japan	9.9

Canada	8.6

France	4.4

Germany	4.3

Switzerland	4.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$116 million

Number of Holdings	265

Turnover Rate	10%

Net Asset Value	$11.17

Market Price	$9.61

Net Leverage[1]	0.4%

Average Market Capitalization[2]	$1,864 million

Weighted Average P/E Ratio[3,4]	22.9x

Weighted Average P/B Ratio[3]	2.8x

Active Share[5]	97%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/17).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

2017 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 100.3%
	SHARES	VALUE

AUSTRALIA – 2.6%
ALS	125,000	$715,759
Austal	87,400	122,931
†Berkeley Energia [1]	56,800	30,560
Cochlear	5,500	657,134
†Hansen Technologies	100,000	310,514
IPH	190,000	700,963
†Mantra Group	96,700	226,687
NetComm Wireless [1]	26,700	35,297
Programmed Maintenance Services	60,500	86,723
Seeing Machines [1]	1,084,800	54,750
†Tassal Group	29,400	86,094

Total (Cost $2,638,669)		3,027,412

AUSTRIA – 0.9%
Mayr-Melnhof Karton	7,900	1,033,131

Total (Cost $913,613)		1,033,131

BELGIUM – 0.1%
†Greenyard	6,600	156,342

Total (Cost $124,361)		156,342

BERMUDA – 1.3%
Lazard Cl. A	32,600	1,510,358

Total (Cost $1,010,334)		1,510,358

BRAZIL – 1.8%
†BM&FBOVESPA	32,847	195,819
†Brasil Brokers Participacoes [1]	274,931	73,047
Minerva	52,500	195,078
OdontoPrev	200,000	703,311
T4F Entretenimento	44,000	81,681
TOTVS	88,000	801,135

Total (Cost $2,278,574)		2,050,071

CANADA – 8.6%
Agnico Eagle Mines [2]	5,000	225,600
AGT Food and Ingredients	6,000	107,711
Altus Group	9,900	213,986
Cameco Corporation [2]	24,500	222,950
Canaccord Genuity Group	92,000	378,131
Computer Modelling Group	108,000	847,810
Dundee Corporation Cl. A [1]	80,000	175,817
E-L Financial	1,200	781,925
Exco Technologies	23,500	193,538
FirstService Corporation	10,300	658,994
Franco-Nevada Corporation [2]	10,200	736,032
Genworth MI Canada	13,000	357,681
Gluskin Sheff + Associates	23,000	297,077
Magellan Aerospace	18,800	293,424
Major Drilling Group International [1]	160,500	1,050,775
Morneau Shepell	35,000	562,461
Pan American Silver [2,3]	31,800	534,876
Sandstorm Gold [1]	25,300	97,911
Solium Capital [1]	72,400	547,690
Sprott	520,600	915,305
Western Forest Products	123,100	222,127
Winpak	13,500	606,084

Total (Cost $10,882,436)		10,027,905

CHINA – 0.9%
China Communications Services	118,400	68,243
TravelSky Technology	250,000	736,476
†Xingda International Holdings	321,000	129,922
Xtep International Holdings	191,600	73,867

Total (Cost $627,507)		1,008,508

CYPRUS – 0.3%
Globaltrans Investment GDR	42,000	319,200

Total (Cost $212,014)		319,200

DENMARK – 1.9%
Chr. Hansen Holding	9,000	654,573
Coloplast Cl. B	7,000	584,915
SimCorp	7,500	454,353
Zealand Pharma [1]	24,000	481,080

Total (Cost $1,550,713)		2,174,921

FRANCE – 4.4%
Bigben Interactive [1]	10,000	110,332
HighCo	16,200	115,643
Interparfums	16,500	624,350
Manutan International	900	88,927
Neurones	22,250	684,113
Rothschild & Co	33,000	1,204,602
Thermador Groupe	9,500	1,011,259
Vetoquinol	10,000	583,867
Virbac [1]	4,500	722,124

Total (Cost $3,880,469)		5,145,217

GEORGIA – 0.1%
BGEO Group	2,200	100,117

Total (Cost $63,649)		100,117

GERMANY – 4.3%
Bertrandt	2,000	200,470
CANCOM	3,700	224,948
Carl Zeiss Meditec	17,500	908,237
CompuGroup Medical	12,500	701,423
Fielmann	8,000	617,126
HolidayCheck Group [1]	25,100	87,982
KWS Saat	1,800	708,144
MorphoSys [1]	6,000	425,565
mutares	5,000	77,552
STRATEC Biomedical	15,000	983,391
VIB Vermoegen	3,600	85,031

Total (Cost $3,732,480)		5,019,869

GREECE – 0.2%
Aegean Marine Petroleum Network [2]	2,500	14,625
Hellenic Exchanges - Athens Stock Exchange	28,000	181,648

Total (Cost $160,960)		196,273

HONG KONG – 1.9%
Anxin-China Holdings [1,4]	2,500,000	0
China Metal International Holdings	430,000	160,270
First Pacific	180,000	132,796
HKBN	105,900	106,206
I.T	365,800	180,383
Oriental Watch Holdings	465,900	101,445
Pico Far East Holdings	418,200	175,155

10 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

HONG KONG (continued)
Television Broadcasts	54,000	$203,344
Value Partners Group	1,275,000	1,161,103

Total (Cost $2,495,560)		2,220,702

INDIA – 2.1%
Bajaj Finance	53,500	1,136,878
IIFL Holdings	5,500	51,522
Kewal Kiran Clothing	6,500	172,562
Manappuram Finance	55,100	83,199
SH Kelkar & Company [1]	85,000	345,918
†Vakrangee	95,000	632,059

Total (Cost $1,546,947)		2,422,138

INDONESIA – 0.6%
Selamat Sempurna	8,000,000	723,316

Total (Cost $716,411)		723,316

IRELAND – 0.6%
Ardmore Shipping [2,3]	12,300	100,245
Irish Continental Group	26,700	154,917
Irish Residential Properties REIT	57,281	88,976
Keywords Studios	37,500	364,604

Total (Cost $417,749)		708,742

ISRAEL – 0.4%
†Frutarom Industries	5,000	349,879
Nova Measuring Instruments [1,2]	3,600	79,524
Sarine Technologies	25,700	28,747

Total (Cost $407,197)		458,150

ITALY – 0.9%
†Banca Farmafactoring [1]	22,000	125,636
DiaSorin	10,000	768,096
†Openjobmetis [1]	9,800	117,751

Total (Cost $668,671)		1,011,483

JAPAN – 9.9%
Ai Holdings	30,000	806,846
†Ateam	5,500	145,721
C. Uyemura & Co.	1,300	66,806
GCA	11,000	97,995
G-Tekt	3,100	57,659
Horiba	10,000	607,246
†IDOM	29,600	203,956
Inabata & Co.	6,500	86,050
†Investors Cloud	2,600	126,677
Itochu Techno-Solutions	3,000	104,823
Kenedix	16,900	79,636
Kenko Mayonnaise	3,300	95,061
Kintetsu World Express	4,000	70,487
Leopalace21	10,600	65,782
Mandom Corporation	1,600	86,633
Maruwa Unyu Kikan	950	35,432
Meitec Corporation	26,300	1,118,875
Miraca Holdings	1,400	62,858
MISUMI Group	43,800	999,251
Nabtesco	2,400	69,669
Nifco	1,300	69,696
Nihon Kohden	35,000	807,202
NS Solutions	4,900	116,319
Open House	2,900	89,211
Outsourcing	2,200	107,188
Pressance	3,700	48,752
Relo Group	57,500	1,118,049
Ryobi	16,100	65,416
Santen Pharmaceutical	80,000	1,083,974
Shimano	3,500	553,279
SPARX Group	55,100	105,816
Sugi Holdings	12,500	669,038
Sun Frontier Fudousan	7,300	73,211
Tokai Corporation	1,800	71,216
†Tokuyama Corporation [1]	19,800	95,237
USS	62,500	1,240,831
†Yumeshin Holdings	13,500	89,660
†Zenkoku Hosho	4,000	163,414

Total (Cost $8,584,143)		11,554,972

MEXICO – 0.8%
†Becle SAB de CV [1]	200,000	341,070
Bolsa Mexicana de Valores	250,000	439,149
Rassini [1]	23,400	115,396

Total (Cost $897,653)		895,615

NETHERLANDS – 0.1%
†AMG Advanced Metallurgical Group	2,400	70,105
Constellium Cl. A [1]	8,900	61,410

Total (Cost $104,166)		131,515

NEW ZEALAND – 0.8%
Fisher & Paykel Healthcare	100,891	846,532
New Zealand Refining	43,100	77,064

Total (Cost $643,361)		923,596

NORWAY – 1.2%
Nordic Semiconductor [1]	28,300	112,539
NRC Group	10,900	73,113
†Protector Forsikring	10,500	88,037
TGS-NOPEC Geophysical	55,000	1,127,175

Total (Cost $1,350,045)		1,400,864

PHILIPPINES – 0.2%
Integrated Micro-Electronics	756,900	199,500
Universal Robina	22,500	72,637

Total (Cost $155,675)		272,137

POLAND – 0.4%
Warsaw Stock Exchange	33,000	434,758

Total (Cost $459,764)		434,758

SINGAPORE – 0.8%
CSE Global	320,300	100,039
†Duty Free International	563,080	101,372
XP Power	25,000	790,912

Total (Cost $781,924)		992,323

SOUTH AFRICA – 0.5%
Adcock Ingram Holdings	24,100	108,871
Coronation Fund Managers	59,000	293,997
JSE	15,000	140,466
Raubex Group	46,100	84,677

Total (Cost $715,434)		628,011

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 11

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

SOUTH KOREA – 0.5%
Koh Young Technology	3,200	$167,810
KT Skylife	11,600	165,765
Modetour Network	7,494	207,303

Total (Cost $398,205)		540,878

SPAIN – 0.1%
Atento [1,2]	16,400	182,860

Total (Cost $181,133)		182,860

SWEDEN – 2.2%
Addtech Cl. B	53,960	1,027,999
†Boozt [1]	10,000	98,520
Bravida Holding	100,000	730,590
Byggmax Group	21,400	155,584
Dustin Group	19,500	162,023
Hoist Finance	8,000	81,902
Knowit	6,200	95,487
Proact IT Group	7,600	184,481

Total (Cost $1,981,794)		2,536,586

SWITZERLAND – 4.0%
Burckhardt Compression Holding	2,500	716,967
dormakaba Holding	800	694,963
LEM Holding	600	775,889
Partners Group Holding	1,600	991,970
VZ Holding	4,600	1,476,327

Total (Cost $3,291,021)		4,656,116

TAIWAN – 1.0%
Egis Technology [1]	9,600	65,641
Flytech Technology	32,780	106,896
†Formosa Laboratories	58,100	166,737
Gourmet Master	11,330	122,164
Posiflex Technology	17,404	94,401
†Sinmag Equipment	15,000	87,771
Sitronix Technology	40,400	124,573
Sporton International	26,997	136,671
Taiwan Paiho	42,500	159,969
TCI	21,700	138,033

Total (Cost $1,114,367)		1,202,856

THAILAND – 0.1%
†Krungthai Card	30,800	108,802

Total (Cost $117,472)		108,802

TURKEY – 0.1%
Tat Gida Sanayi	74,700	151,377

Total (Cost $148,678)		151,377

UNITED KINGDOM – 11.6%
Abcam	30,000	380,380
Ashmore Group	279,000	1,283,470
AVEVA Group	18,500	467,449
Avon Rubber	8,700	115,579
Character Group	11,400	71,641
Clarkson	38,100	1,253,485
Computacenter	14,800	156,331
Connect Group	68,500	100,593
Consort Medical	64,800	881,967
Conviviality	51,600	206,996
Diploma	30,000	431,762
dotdigital group	150,200	132,049
Elementis	175,000	670,338
Epwin Group	47,500	68,053
Equiniti Group	200,000	650,574
Ferroglobe	41,100	491,145
Ferroglobe (Warranty Insurance Trust) [1,4]	41,100	0
Fidessa Group	10,000	301,778
Finsbury Food Group	66,400	100,320
Hilton Food Group	19,200	184,552
Inspired Energy	143,000	32,594
ITE Group	350,000	702,020
Jupiter Fund Management	36,000	236,785
†Just Eat [1]	3,000	25,593
Norcros	57,560	136,444
Pendragon	278,600	112,487
Polypipe Group	60,000	298,756
Rank Group	40,000	123,577
Real Estate Investors	90,000	70,918
Rotork	175,000	536,544
Spirax-Sarco Engineering	18,000	1,254,259
Stallergenes Greer [1]	10,800	465,408
Victrex	40,000	977,358
Xaar	115,000	566,175

Total (Cost $13,467,956)		13,487,380

UNITED STATES – 31.8%
Air Lease Cl. A	30,700	1,146,952
Brooks Automation [2,3]	18,100	392,589
Century Casinos [1]	21,400	157,718
CIRCOR International	18,100	1,074,778
Cognex Corporation	17,100	1,451,790
Coherent [1]	5,000	1,124,950
Commercial Metals	42,000	816,060
Copart [1]	37,200	1,182,588
Diebold Nixdorf [2,3]	28,800	806,400
Diodes [1]	20,500	492,615
DST Systems	11,600	715,720
EnerSys [2]	11,000	796,950
Expeditors International of Washington [2]	13,300	751,184
FLIR Systems [2,3]	14,100	488,706
Greif Cl. A [2]	8,700	485,286
Innospec [2,3]	12,457	816,557
Kadant	7,800	586,560
KBR [2]	73,400	1,117,148
Kirby Corporation [1,2,3]	32,900	2,199,365
Lindsay Corporation	13,700	1,222,725
Littelfuse	5,000	825,000
ManpowerGroup	11,000	1,228,150
MBIA [1]	80,300	757,229
Nanometrics [1,2,3]	44,500	1,125,405
National Instruments [2,3]	19,000	764,180
†New York REIT [1]	50,000	432,000
Oaktree Capital Group LLC Cl. A	10,400	484,640
Popular	13,100	546,401
Quaker Chemical [2]	8,400	1,219,932
Raven Industries	50,000	1,665,000

12 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Rogers Corporation [1,2]	6,000	$651,720
Schnitzer Steel Industries Cl. A [2]	19,100	481,320
SEACOR Holdings [1]	20,200	692,860
†SEACOR Marine Holdings [1]	20,309	413,491
SEI Investments [2]	40,600	2,183,468
Sensient Technologies [2,3]	9,500	765,035
Signet Jewelers	5,500	347,820
Standard Motor Products	11,200	584,864
Sun Hydraulics [2]	15,139	645,981
Tennant Company [2,3]	11,600	856,080
Valmont Industries	4,500	673,200
Virtu Financial Cl. A	74,300	1,311,395
World Fuel Services	12,000	461,400

Total (Cost $29,763,578)		36,943,212

URUGUAY – 0.3%
†Arcos Dorados Holdings Cl. A [1]	46,800	348,660

Total (Cost $351,426)		348,660

TOTAL COMMON STOCKS

(Cost $98,836,109)		116,706,373

REPURCHASE AGREEMENT – 6.6%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$7,657,077 (collateralized by obligations of various U.S. Government Agencies, 2.375%
due 8/15/24, valued at $7,812,982)

(Cost $7,657,000)		7,657,000

TOTAL INVESTMENTS – 106.9%

(Cost $106,493,109)		124,363,373

LIABILITIES LESS CASH AND OTHER ASSETS – (6.9)%		(8,048,860)

NET ASSETS – 100.0%		$116,314,513

†	New additions in 2017.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2017. Total market value of pledged securities at June 30, 2017, was $13,389,556.

[3]	At June 30, 2017, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $6,211,095.
[4]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $106,553,829. At June 30, 2017, net unrealized appreciation for all securities was $17,809,544, consisting of aggregate gross unrealized appreciation of $23,819,812 and aggregate gross unrealized depreciation of $6,010,268. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 13

Royce Global Value Trust	June 30, 2017 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$116,706,373

Repurchase agreements (at cost and value)	7,657,000

Cash and foreign currency	15,447

Receivable for investments sold	9,942

Receivable for dividends and interest	218,254

Prepaid expenses and other assets	15,833

Total Assets	124,622,849

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investment advisory fee	118,929

Payable for directors’ fees	8,073

Payable for interest expense	999

Accrued expenses	40,297

Deferred capital gains tax	140,038

Total Liabilities	8,308,336

Net Assets	$116,314,513

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,415,422 shares outstanding (150,000,000 shares authorized)	$117,477,118

Undistributed net investment income (loss)	(428,119)

Accumulated net realized gain (loss) on investments and foreign currency	(18,464,782)

Net unrealized appreciation (depreciation) on investments and foreign currency	17,730,296

Net Assets (net asset value per share - $11.17)	$116,314,513

Investments at identified cost	$98,836,109

14 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/17
	(UNAUDITED)	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$244,621	$651,129

Net realized gain (loss) on investments and foreign currency	1,680,916	(1,449,508)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	14,161,189	10,740,946

Net increase (decrease) in net assets from investment operations	16,086,726	9,942,567

DISTRIBUTIONS:

Net investment income	–	(1,435,789)
Net realized gain on investments and foreign currency	–	–

Return of capital	–	(12,497)

Total distributions	–	(1,448,286)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	559,946

Total capital stock transactions	–	559,946

Net Increase (Decrease) In Net Assets	16,086,726	9,054,227

NET ASSETS:

Beginning of period	100,227,787	91,173,560

End of period (including undistributed net investment income (loss) of $(428,119) at 6/30/17 and $(672,740) at 12/31/16)	$116,314,513	$100,227,787

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 15

Royce Global Value Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,212,111

Foreign withholding tax	(66,605)

Interest	2,293

Rehypothecation income	1,149

Total income	1,148,948

EXPENSES:

Investment advisory fees	674,539

Interest expense	83,884

Custody and transfer agent fees	43,199

Stockholder reports	35,642

Professional fees	30,548

Directors’ fees	13,433

Administrative and office facilities	12,904

Other expenses	10,230

Total expenses	904,379

Compensating balance credits	(52)

Net expenses	904,327

Net investment income (loss)	244,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	1,677,715

Foreign currency transactions	3,201

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	14,222,856

Other assets and liabilities denominated in foreign currency	(61,667)

Net realized and unrealized gain (loss) on investments and foreign currency	15,842,105

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$16,086,726

16 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$16,086,726

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:

Purchases of long-term investments	(12,260,513)

Proceeds from sales and maturities of long-term investments	12,720,762

Net purchases, sales and maturities of short-term investments	(867,000)

Net (increase) decrease in dividends and interest receivable and other assets	(17,895)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	57,981

Net change in unrealized appreciation (depreciation) on investments	(14,222,856)

Net realized gain (loss) on investments and foreign currency	(1,680,916)

Net cash used for operating activities	(183,711)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	–

Reinvestment of distributions	–

Net cash used for financing activities	–

INCREASE (DECREASE) IN CASH:	(183,711)

Cash and foreign currency at beginning of period	199,158

Cash and foreign currency at end of period	$15,447

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED 6/30/2017(UNAUDITED)	YEARS ENDED

					PERIOD ENDED
		12/31/16	12/31/15	12/31/14	12/31/13[1]

Net Asset Value, Beginning of Period	$9.62	$8.81	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.06	0.10	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	1.53	0.90	(0.43)	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	1.55	0.96	(0.33)	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	–	(0.14)	(0.10)	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–	–	–

Total distributions	–	(0.14)	(0.10)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.01)	(0.01)	(0.01)	–

Total capital stock transactions	–	(0.01)	(0.01)	(0.01)	–

Net Asset Value, End of Period	$11.17	$9.62	$8.81	$9.25	$10.05

Market Value, End of Period	$9.61	$8.04	$7.45	$8.04	$8.89

TOTAL RETURN:[2]
Net Asset Value	16.11%[3]	11.12%	(3.44)%	(6.23)%	2.76%[3]

Market Value	19.58%[3]	9.77%	(6.06)%	(7.86)%	(0.95)%[3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%[4]	1.25%	1.25%	1.25%	1.25%[4]

Other operating expenses	0.43%[4]	0.46%	0.43%	0.24%	0.37%[4]

Total expenses (net)	1.68%[4]	1.71%	1.68%	1.49%	1.62%[4]

Expenses excluding interest expense	1.52%[4]	1.57%	1.58%	1.49%	1.62%[4]

Expenses prior to balance credits	1.68%[4]	1.71%	1.68%	1.49%	1.62%[4]

Net investment income (loss)	0.45%[4]	0.69%	1.03%	1.30%	(0.13)%[4]

SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$116,315	$100,228	$91,174	$95,285	$102,684

Portfolio Turnover Rate	10%	59%	65%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1554%	1353%	1240%

Asset coverage per $1,000	15,539	13,528	12,397

[1]	The Fund commenced operations on October 18, 2013.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	Annualized

18 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$116,706,373	$–	$0	$116,706,373

Cash Equivalents	–	7,657,000	–	7,657,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2017, securities valued at $61,425,779 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2017 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:
	BALANCE AS OF 12/31/16	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/17

Common Stocks	$9,349	$(9,349)	$0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2017 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

DISTRIBUTIONS AND TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

20 | 2017 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 70,522 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2016.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2017, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 2.09%. The maximum amount outstanding during the six months ended June 30, 2017 was $8,000,000. As of June 30, 2017, the aggregate value of rehypothecated securities was $6,211,095. During the six months ended June 30, 2017, the Fund earned $1,149 in fees from rehypothecated securities.

Investment Advisory Agreement:
The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended June 30, 2017, the Fund expensed Royce investment advisory fees totaling $674,539.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $11,134,896 and $11,226,117, respectively.

2017 Semiannual Report to Stockholders | 21

MANAGER’S DISCUSSION

Royce Micro-Cap Trust (RMT)

Chuck Royce

FUND PERFORMANCE
Royce Micro-Cap Trust (“RMT”) gained a more-than-respectable 5.9% on a net asset value (“NAV”) basis and an impressive 10.1% on a market price basis for the year-to-date period ended June 30, 2017, outpacing each of its unleveraged benchmarks: the small-cap Russell 2000 Index was up 5.0% while the Russell Microcap Index increased 4.2% for the same period. The Fund’s results were all the more notable in that they were achieved in a period that showed more favor to larger market caps, high growth, and low quality than was given to the kind of micro-cap companies we seek using RMT’s diversified, multi-theme core approach. In fact, leadership in the first half of 2017 reversed most of what worked in 2016, when the Fund also beat both its benchmarks.
In a challenging first quarter for both value stocks and micro-caps, RMT gained 2.4% on an NAV basis and 4.8% based on market price while the Russell 2000 was up 2.5% and the Russell Microcap gained 0.4%. The first quarter’s leadership shifts remained largely in place through the end of June—with large-caps, growth, healthcare, and non-U.S. equities all staying in the lead after lagging in 2016. For the second quarter, the Fund advanced 3.5% on an NAV basis and 5.0% on a market price basis compared to 2.5% for the small-cap index and 3.8% for the micro-cap index. On an NAV basis, RMT outpaced the Russell Microcap for the 10- and 15-year periods ended June 30, 2017 while it also beat the Russell 2000 for the 15-, 20-year, and since inception (12/14/93) periods. (Returns for the Russell Microcap Index only go back to 2000.) RMT’s average annual NAV total return for the since inception period ended June 30, 2017 was 10.8%.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors made positive contributions to first-half performance, led by Information Technology, Industrials, and Health Care. (After correcting in 2016, Health Care rallied in the first half to land as the top-contributing sector in both the small- and micro-cap indexes.) While several of the portfolio’s industry groups made solid contributions to performance in the semiannual period, the positive impacts of machinery (Industrials) and biotechnology (Health Care) stood out most. Also notable was the fact that the Information Technology sector had five groups among the Fund’s 10-best performers at the industry level.
    RMT’s top contributor at the position level in the first half was Sangamo Therapeutics, which develops genomic therapies and medications that treat genetic diseases. Its share price surged in May when a collaboration with Pfizer to work on gene therapies for hemophilia was announced. From the Information Technology sector, Care.com offers home care services for children, adults, seniors, and even pets. Two consecutive quarters of revenue growth made investors feel at home, as did the company’s announcement of increased guidance for the rest of fiscal 2017. Shares of gold miner Exeter Resource were mostly moving upward before the announcement of its acquisition at an attractive premium drove its shares even higher and led us to begin selling our position.
Of the three sectors that detracted from first-half results, only Energy made a notably negative impact, as net losses for Consumer Discretionary and Financials were comparably minor. A similar pattern played out at the industry level, where the only significant detraction came from energy equipment & services. At each level, tumbling oil prices led to formidable difficulties. The Fund’s top detractor at the position level was Era Group, which provides helicopter transportation services and personnel primarily to and from offshore oil drilling rigs and platforms. The challenges wrought by falling oil prices were reflected in disappointing earnings. Liking the long-term prospects for its niche business, we held shares at the end of June. Our experience with automotive parts recycler and reseller Fenix Parts continued to be highly disappointing as its shares were delisted on Nasdaq when it missed financial reporting filing deadlines. Toronto-based Dundee Corporation, which is involved in wealth management, real estate, and natural resources, experienced losses in mining- and resource-based activities that put downward pressure on its shares.
Relative to the Russell 2000, RMT benefited most from superior stock selection in Industrials, specifically in the previously mentioned machinery group. Also helping relative results were our lower exposure to banks, which gave us an edge in Financials, and stock-picking advantages in Materials and Information Technology. Conversely, stock selection in both Health Care and, to a lesser extent, Consumer Discretionary hurt the Fund vis-à-vis the small-cap index.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

Sangamo Therapeutics	0.39

Care.com	0.34

Exeter Resource	0.28

Intevac	0.27

Major Drilling Group International	0.25

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Era Group	-0.54

Fenix Parts	-0.25

Dundee Corporation Cl. A	-0.24

Matrix Service	-0.18

Alcobra	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We think that RMT’s portfolio remains well-positioned to benefit from a cyclical upswing. So while a correction would not be surprising, we are optimistic that expanding global growth can help certain micro-cap companies, especially those with earnings growth. The message that we have been receiving from the companies we speak to each day remains positive. With order books continuing to fill up, the management teams remain confident about their business, which in turn gives us a lot of confidence in the long-term prospects for RMT’s multi-themed core approach.

22 | 2017 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	5.93	22.60	4.65	13.47	5.75	9.23	9.96	10.84

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93) Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	27.3%	89.5%	54.5%	246.3%	587.5%	865.4%

[1]Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.

[2]Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

Major Drilling Group International	1.5

Mesa Laboratories	1.3

Surmodics	1.1

IES Holdings	1.1

Atrion Corporation	1.1

Kadant	1.1

Zealand Pharma	1.1

Heritage-Crystal Clean	1.0

Quaker Chemical	1.0

Seneca Foods	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.1

Information Technology	19.9

Consumer Discretionary	15.0

Health Care	14.9

Financials	11.6

Materials	6.7

Energy	4.6

Real Estate	4.1

Consumer Staples	2.8

Utilities	0.4

Telecommunication Services	0.2

Miscellaneous	4.2

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-5.5

Calendar Year Total Returns (%)

YEAR	RMT

2016	22.0

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

2002	-13.8

Portfolio Diagnostics

Fund Net Assets	$377 million

Number of Holdings	365

Turnover Rate	5%

Net Asset Value	$9.82

Market Price	$8.65

Net Leverage[1]	5.5%

Average Market Capitalization[2]	$416 million

Weighted Average P/B Ratio[3]	1.9x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	84.0%

Non-U.S. Investments (% of Net Assets)	21.5%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

2017 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 105.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY– 15.0%
AUTO COMPONENTS - 1.8%
Fox Factory Holding[1]	5,300	$188,680
Motorcar Parts of America[1]	57,100	1,612,504
Sebang Global Battery	50,500	1,754,469
Standard Motor Products	53,860	2,812,569
Stoneridge[1]	7,500	115,575
Unique Fabricating	12,200	116,144

		6,599,941

DISTRIBUTORS - 0.7%
Fenix Parts[1,2]	440,800	185,577
Uni-Select	33,800	816,329
Weyco Group	56,600	1,578,008

		2,579,914

DIVERSIFIED CONSUMER SERVICES - 1.9%
American Public Education[1]	73,200	1,731,180
Collectors Universe	108,200	2,688,770
Liberty Tax Cl. A	148,900	1,928,255
Universal Technical Institute[1]	270,000	963,900

		7,312,105

HOTELS, RESTAURANTS & LEISURE - 1.3%
Century Casinos[1]	222,500	1,639,825
Del Taco Restaurants[1]	8,200	112,750
Lindblad Expeditions Holdings[1]	234,000	2,457,000
Lindblad Expeditions Holdings (Warrants)[1]	18,100	40,725
Red Lion Hotels[1]	90,000	661,500

		4,911,800

HOUSEHOLD DURABLES - 4.0%
AV Homes[1]	82,000	1,644,100
Cavco Industries[1,3,4]	19,141	2,481,631
Ethan Allen Interiors[3]	45,200	1,459,960
Flexsteel Industries[3]	16,100	871,171
iRobot Corporation[1,3,4]	15,000	1,262,100
Lifetime Brands[3,4]	124,294	2,255,936
PICO Holdings[1,3,4]	147,100	2,574,250
Stanley Furniture	193,468	218,619
Universal Electronics[1]	15,100	1,009,435
ZAGG[1]	131,300	1,135,745

		14,912,947

INTERNET & DIRECT MARKETING RETAIL - 0.7%
FTD Companies[1]	67,200	1,344,000
Gaia Cl. A1,3,4	125,000	1,400,000

		2,744,000

LEISURE PRODUCTS - 1.1%
American Outdoor Brands[1,3,4]	27,100	600,536
Black Diamond[1]	194,926	1,296,258
Nautilus[1]	118,500	2,269,275

		4,166,069

MEDIA - 0.6%
Entravision Communications Cl. A	126,200	832,920
McClatchy Company (The) Cl. A1	69,313	647,383
New Media Investment Group	66,200	892,376

		2,372,679

SPECIALTY RETAIL - 1.6%
AutoCanada	115,200	1,694,954
Barnes & Noble Education[1]	80,000	850,400
Destination Maternity[1]	212,000	686,880
Destination XL Group[1]	50,000	117,500
Haverty Furniture	30,000	753,000
Kirkland’s1	11,000	113,080
MarineMax[1]	7,600	148,580
Shoe Carnival[3]	21,028	439,064
Stage Stores[3]	15,000	31,200
TravelCenters of America LLC[1]	5,400	22,140

West Marine	86,000	1,105,100

		5,961,898

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Crown Crafts	112,159	773,897
Culp	32,900	1,069,250
J.G. Boswell Company[2]	2,490	1,635,930
YGM Trading	1,482,000	1,378,084

		4,857,161

Total (Cost $54,578,416)		56,418,514

CONSUMER STAPLES – 2.8%
BEVERAGES - 0.2%
Crimson Wine Group[1,2]	58,124	619,021

FOOD PRODUCTS - 2.5%
Farmer Bros.[1,3,4]	62,600	1,893,650
John B. Sanfilippo & Son[3]	17,800	1,123,358
Landec Corporation[1,3,4]	75,610	1,122,809
Seneca Foods Cl. A1	73,087	2,269,351
Seneca Foods Cl. B1	40,400	1,454,400
SunOpta[1]	176,281	1,798,066

		9,661,634

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet[1]	12,000	381,480

Total (Cost $6,140,646)		10,662,135

ENERGY – 4.6%
ENERGY EQUIPMENT & SERVICES - 1.8%
Aspen Aerogels[1]	94,985	422,683
CARBO Ceramics[1,3,4]	34,000	232,900
CES Energy Solutions	25,000	111,428
Dawson Geophysical[1]	73,654	288,724
Era Group[1]	297,409	2,813,489
Geospace Technologies[1,3]	9,500	131,385
Independence Contract Drilling[1]	134,400	522,816
Matrix Service[1,3,4]	53,700	502,095
Newpark Resources[1]	11,200	82,320
North American Energy Partners	50,000	220,000
Pioneer Energy Services[1,3]	215,400	441,570
TerraVest Capital	84,000	647,749
Tesco Corporation[1,3]	58,000	258,100
Trican Well Service[1]	53,300	149,197

		6,824,456

OIL, GAS & CONSUMABLE FUELS - 2.8%
Ardmore Shipping	182,700	1,489,005
Cross Timbers Royalty Trust	67,631	1,036,107
Dorchester Minerals L.P.	106,127	1,533,535
Dorian LPG[1]	50,000	409,000
Hugoton Royalty Trust	287,574	517,633
Panhandle Oil and Gas Cl. A	5,500	127,050
Permian Basin Royalty Trust	176,333	1,534,097
Sabine Royalty Trust	59,548	2,307,485
San Juan Basin Royalty Trust	143,407	976,602

24 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
StealthGas[1]	229,664	$746,408

		10,676,922

Total (Cost $20,962,860)		17,501,378

FINANCIALS – 11.6%
BANKS - 2.3%
Bank of N.T. Butterfield & Son	43,810	1,493,921
Blue Hills Bancorp	50,000	895,000
Bryn Mawr Bank	25,000	1,062,500
Caribbean Investment Holdings[1]	735,647	126,954
Chemung Financial	31,000	1,267,280
Fauquier Bankshares	133,200	2,564,100
Live Oak Bancshares	30,900	747,780
†Midway Investments[1,5]	735,647	0
Peapack-Gladstone Financial	20,606	644,762

		8,802,297

CAPITAL MARKETS - 8.0%
ASA Gold and Precious Metals	171,150	2,000,743
Canaccord Genuity Group	224,100	921,077
Diamond Hill Investment Group[3,4]	3,584	714,650
Dundee Corporation Cl. A1	413,200	908,097
EQT Holdings	43,150	587,354
Fiera Capital Cl. A	78,000	827,036
GAIN Capital Holdings	25,000	155,750
Gluskin Sheff + Associates	67,400	870,566
INTL FCStone[1,3,4]	41,727	1,575,611
JZ Capital Partners	209,999	1,538,511
Manning & Napier Cl. A	136,600	594,210
Medley Management Cl. A	153,400	997,100
MVC Capital[3]	360,300	3,552,558
OHA Investment	154,620	196,367
Pzena Investment Management Cl. A	6,100	61,976
Queen City Investments[2]	948	1,256,100
Silvercrest Asset Management Group Cl. A	203,300	2,734,385
Sprott	1,414,533	2,486,995
U.S. Global Investors Cl. A	646,254	988,769
Urbana Corporation	237,600	646,767
Value Line	144,774	2,649,364
Virtu Financial Cl. A	107,800	1,902,670
Warsaw Stock Exchange	52,900	696,930
Westaim Corporation[1]	20,000	48,890
Westwood Holdings Group[3]	12,400	702,956
ZAIS Group Holdings Cl. A1,3	262,960	612,697

		30,228,129

CONSUMER FINANCE - 0.4%
EZCORP Cl. A1,3,4	201,000	1,547,700
J.G. Wentworth Company Cl. A1,2	135,000	28,350

		1,576,050

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Banca Finnat Euramerica	568,000	240,034
Waterloo Investment Holdings[1,5]	806,207	241,862

		481,896

INSURANCE - 0.8%
Hallmark Financial Services[1,3,4]	114,000	1,284,780
State Auto Financial	59,264	1,524,863

		2,809,643

Total (Cost $48,839,680)		43,898,015

HEALTH CARE – 14.9%
BIOTECHNOLOGY - 4.7%
Abeona Therapeutics[1]	312,221	1,998,214
Aquinox Pharmaceuticals[1,3,4]	145,397	2,045,736
ARCA biopharma[1]	179,847	440,625
BioCryst Pharmaceuticals[1]	144,000	800,640
Invitae Corporation[1]	156,412	1,495,299
Keryx Biopharmaceuticals[1]	117,725	851,152
Kindred Biosciences[1]	126,000	1,083,600
Knight Therapeutics[1]	187,000	1,483,829
Progenics Pharmaceuticals[1]	6,500	44,135
Sangamo Therapeutics[1]	281,785	2,479,708
Zafgen[1]	332,491	1,167,043
Zealand Pharma[1]	199,700	4,002,988

		17,892,969

HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
Analogic Corporation	18,200	1,322,230
Atrion Corporation[3,4]	6,569	4,225,838
Cerus Corporation[1,3,4]	140,000	351,400
CRH Medical[1]	133,000	756,894
Exactech[1,3,4]	112,300	3,346,540
Inogen[1]	5,400	515,268
Invacare Corporation[3]	44,300	584,760
LeMaitre Vascular	5,000	156,100
STRATEC Biomedical	14,000	917,831
Surmodics[1]	151,992	4,278,575
Syneron Medical[1]	69,200	757,740
TearLab Corporation[1]	8,500	14,280
Utah Medical Products	36,200	2,620,880

		19,848,336

HEALTH CARE PROVIDERS & SERVICES - 3.1%
Aceto Corporation	79,600	1,229,820
BioTelemetry[1]	49,700	1,662,465
Cross Country Healthcare[1]	157,100	2,028,161
Landauer	30,400	1,589,920
National Research Cl. A	89,529	2,408,330
PharMerica Corporation[1]	40,000	1,050,000
Psychemedics Corporation	37,500	935,625
U.S. Physical Therapy	10,000	604,000

		11,508,321

HEALTH CARE TECHNOLOGY - 0.2%
Connecture[1]	20,000	12,358
Vocera Communications[1]	33,100	874,502

		886,860

PHARMACEUTICALS - 1.6%
Agile Therapeutics[1,3,4]	80,000	300,000
Alcobra[1]	745,055	834,462
Flex Pharma[1]	310,210	1,194,308
Lipocine[1]	355,404	1,428,724
Theravance Biopharma[1]	59,009	2,350,919

		6,108,413

Total (Cost $38,115,232)		56,244,899

INDUSTRIALS – 21.1%
AEROSPACE & DEFENSE - 0.7%
Astronics Corporation[1]	4,400	134,068
Astronics Corporation Cl. B1,2	660	19,965
CPI Aerostructures[1]	11,800	110,920
FLYHT Aerospace Solutions[1]	1,916,800	332,573
Innovative Solutions and Support[1]	142,828	628,443

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Mercury Systems[1,3,4]	29,700	$1,250,073
SIFCO Industries[1]	45,800	304,570

		2,780,612

BUILDING PRODUCTS - 1.3%
Burnham Holdings Cl. A2	117,000	1,772,550
DIRTT Environmental Solutions[1]	171,000	903,262
Insteel Industries	44,200	1,457,274
Patrick Industries[1]	11,500	837,775

		4,970,861

COMMERCIAL SERVICES & SUPPLIES - 2.3%
Atento[1]	246,001	2,742,911
CompX International Cl. A	107,500	1,639,375
Heritage-Crystal Clean[1,3,4]	241,677	3,842,664
Team[1,3]	17,500	410,375

		8,635,325

CONSTRUCTION & ENGINEERING - 2.5%
Aecon Group	40,500	504,064
Ameresco Cl. A1	261,900	2,016,630
IES Holdings[1]	234,000	4,247,100
Layne Christensen[1,3,4]	50,000	439,500
Northwest Pipe[1,3,4]	61,600	1,001,616
NV5 Global[1,3,4]	27,400	1,164,500

		9,373,410

ELECTRICAL EQUIPMENT - 1.1%
Encore Wire[3]	4,100	175,070
LSI Industries	154,212	1,395,619
Orion Energy Systems[1]	170,000	217,600
Powell Industries	21,400	684,586
Power Solutions International[1,2,3,4]	21,100	176,185
Preformed Line Products	20,743	962,890
Revolution Lighting Technologies[1]	81,200	535,108

		4,147,058

INDUSTRIAL CONGLOMERATES - 1.0%
Raven Industries[3]	108,959	3,628,335

MACHINERY - 8.3%
Chart Industries[1]	1,100	38,203
CIRCOR International[3]	56,900	3,378,722
Columbus McKinnon	1,500	38,130
Eastern Company (The)	39,750	1,194,487
Exco Technologies	118,200	973,455
Foster (L.B.) Company[1,3,4]	99,300	2,129,985
FreightCar America	81,000	1,408,590
Global Brass and Copper Holdings	7,600	232,180
Graham Corporation[3,4]	78,050	1,534,463
Harsco Corporation[1]	4,400	70,840
Hurco Companies	36,866	1,281,094
Kadant	53,500	4,023,200
Kornit Digital[1]	35,700	690,795
Lindsay Corporation[3]	29,400	2,623,950
Luxfer Holdings ADR[3]	59,712	763,716
Lydall[1]	1,800	93,060
NN	45,300	1,243,485
Sun Hydraulics	78,700	3,358,129
Tennant Company	36,600	2,701,080
Titan International	225,700	2,710,657
Westport Fuel Systems[1]	377,900	888,065

		31,376,286

MARINE - 1.0%
Clarkson	109,900	3,615,696

PROFESSIONAL SERVICES - 1.4%
Acacia Research[1,3]	190,000	779,000
BG Staffing	2,400	41,712
CBIZ[1]	47,000	705,000
Franklin Covey[1]	40,100	773,930
GP Strategies[1]	7,600	200,640
Heidrick & Struggles International	46,300	1,007,025
Kforce[3]	4,700	92,120
Resources Connection	8,800	120,560
RPX Corporation[1]	100,000	1,395,000

		5,114,987

ROAD & RAIL - 0.6%
Marten Transport	3,300	90,420
Patriot Transportation Holding[1,3]	55,764	996,503
Universal Logistics Holdings[3,4]	77,600	1,164,000

		2,250,923

TRADING COMPANIES & DISTRIBUTORS - 0.9%
Central Steel & Wire[2]	788	433,400
EnviroStar	64,400	1,742,020
Houston Wire & Cable[1]	249,918	1,312,069

		3,487,489

Total (Cost $60,718,126)		79,380,982

INFORMATION TECHNOLOGY – 19.9%

COMMUNICATIONS EQUIPMENT - 1.0%
ADTRAN	23,300	481,145
Applied Optoelectronics[1,3,4]	3,500	216,265
CalAmp Corporation[1]	3,100	63,023
Clearfield[1]	61,300	809,160
EMCORE Corporation	8,300	88,395
Harmonic[1]	147,000	771,750
Oclaro[1]	131,700	1,230,078
PCTEL	34,100	241,428

		3,901,244

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
Airgain[1]	3,500	49,630
Bel Fuse Cl. A	67,705	1,411,649
ePlus[1]	3,000	222,300
Fabrinet[1]	2,200	93,852
FARO Technologies[1,3]	81,700	3,088,260
Firan Technology Group[1]	25,000	83,475
HollySys Automation Technologies	62,900	1,044,769
Inficon Holding	3,420	1,685,212
LRAD Corporation[1]	853,456	1,442,341
Mesa Laboratories[3,4]	35,000	5,015,850
Netlist[1]	63,600	64,872
Novanta[1]	37,600	1,353,600
Orbotech[1,3,4]	92,500	3,017,350
PC Connection	43,716	1,182,955
Perceptron[1]	8,500	61,880
Richardson Electronics	316,900	1,891,893
Rogers Corporation[1,3]	600	65,172
Vishay Precision Group[1]	10,000	173,000

		21,948,060

INTERNET SOFTWARE & SERVICES - 3.7%
Actua Corporation[1]	36,876	518,108
Care.com[1,3,4]	181,787	2,744,984

26 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES (continued)
comScore[1,2]	64,195	$1,681,909
IZEA[1]	126,070	240,794
MINDBODY Cl. A1	38,900	1,058,080
QuinStreet[1]	525,550	2,191,543
Reis	25,000	531,250
Solium Capital[1]	309,700	2,342,811
Stamps.com[1]	14,500	2,245,687
Support.com[1]	105,600	247,104

		13,802,270

IT SERVICES - 0.6%
Computer Task Group[1,3]	150,838	843,184
Hackett Group (The)	27,700	429,350
Innodata[1]	437,275	765,231
Virtusa Corporation[1]	8,100	238,140

		2,275,905

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Amtech Systems[1,3]	160,284	1,352,797
Brooks Automation	103,800	2,251,422
CyberOptics Corporation[1]	43,000	887,950
FormFactor[1]	22,869	283,576
Intermolecular[1]	240,000	223,200
IXYS Corporation[1]	18,800	309,260
Kopin Corporation[1]	242,200	898,562
Kulicke & Soffa Industries[1]	88,000	1,673,760
MoSys[1]	68,427	117,010
Nanometrics[1]	67,300	1,702,017
NeoPhotonics Corporation[1]	14,000	108,080
Nova Measuring Instruments[1]	73,400	1,621,406
PDF Solutions[1]	25,000	411,250
Photronics[1]	189,700	1,783,180
Sigma Designs[1]	89,000	520,650
Silicon Motion Technology ADR	34,100	1,644,643
Ultra Clean Holdings[1]	49,900	935,625
Veeco Instruments[1]	17,500	487,375
Xcerra Corporation[1]	11,300	110,401

		17,322,164

SOFTWARE - 2.9%
Agilysys[1]	170,587	1,726,341
American Software Cl. A	120,352	1,238,422
BSQUARE Corporation[1]	83,675	468,580
Computer Modelling Group	337,700	2,650,976
Model N1	166,693	2,217,017
Monotype Imaging Holdings	15,000	274,500
PSI	34,000	546,964
RealNetworks[1]	130,171	563,640
Rubicon Project[1]	92,200	473,908
SeaChange International[1]	284,200	755,972
Varonis Systems[1]	2,600	96,720

		11,013,040

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
Intevac[1]	293,400	3,256,740
Kortek	135,007	1,563,469

		4,820,209

Total (Cost $62,452,717)		75,082,892

MATERIALS – 6.7%
CHEMICALS - 2.2%
Balchem Corporation	11,775	915,035
FutureFuel Corporation	85,262	1,286,604
LSB Industries[1]	135,800	1,402,814
Quaker Chemical[3]	26,000	3,775,980
Trecora Resources[1]	89,600	1,008,000

		8,388,433

CONSTRUCTION MATERIALS - 0.8%
Ash Grove Cement[2]	7,600	2,014,076
Monarch Cement[2]	16,303	821,671
U.S. Concrete[1]	3,400	267,070

		3,102,817

CONTAINERS & PACKAGING - 0.3%
UFP Technologies[1]	36,445	1,031,394

METALS & MINING - 3.4%
Alamos Gold Cl. A	186,044	1,319,868
Ampco-Pittsburgh	79,002	1,165,279
Comstock Mining[1]	1,875,000	342,750
Haynes International[3]	26,100	947,691
Imdex[1]	400,666	232,504
MAG Silver[1]	74,050	965,612
Major Drilling Group International[1]	850,357	5,567,189
Olympic Steel	35,000	681,800
Pretium Resources[1]	80,000	768,661
Universal Stainless & Alloy Products[1]	15,300	298,350
Victoria Gold[1]	890,000	398,057

		12,687,761

Total (Cost $18,309,690)		25,210,405

REAL ESTATE – 4.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
BRT Apartments[1]	230,331	1,810,402

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
Altus Group	87,000	1,880,483
Forestar Group[1,3]	44,000	754,600
FRP Holdings[1,3,4]	76,500	3,530,475
Griffin Industrial Realty	43,384	1,360,956
Hopefluent Group Holdings	1,400,000	478,773
Marcus & Millichap[1,3,4]	49,567	1,306,586
RMR Group Cl. A	37,100	1,804,915
Tejon Ranch[1,3,4]	115,162	2,376,944

		13,493,732

Total (Cost $12,345,792)		15,304,134

TELECOMMUNICATION SERVICES – 0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
ORBCOMM[1]	67,100	758,230

Total (Cost $570,215)		758,230

UTILITIES – 0.4%
GAS UTILITIES - 0.1%
Shizuoka Gas	40,000	266,015

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Alterra Power	45,000	197,447

WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,049,400

Total (Cost $1,145,614)		1,512,862

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2017 (unaudited)

Schedule of Investments (continued)

VALUE

MISCELLANEOUS[6] – 4.2%

Total (Cost $15,862,541)	$15,944,179

TOTAL COMMON STOCKS

(Cost $340,041,529)	397,918,625

REPURCHASE AGREEMENT– 5.9%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$22,318,223 (collateralized by obligations of various U.S. Government Agencies, 2.375% due
8/15/24, valued at $22,766,474)

(Cost $22,318,000)	22,318,000

TOTAL INVESTMENTS – 111.4%

(Cost $362,359,529)	420,236,625

LIABILITIES LESS CASH AND OTHER ASSETS – (11.4)%	(43,098,058)

NET ASSETS – 100.0%	$377,138,567

†	New additions in 2017.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]
All or a portion of these securities were pledged as collateral in connection with the Fund’ s revolving credit agreement at June 30, 2017. Total market value of pledged securities at June 30, 2017, was $71,646,333.

[4]	At June 30, 2017, a portion of these securities were rehypothecated in connection with the Fund’ s revolving credit agreement in the aggregate amount of $43,068,441.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $363,939,812. At June 30, 2017, net unrealized appreciation for all securities was $56,296,813, consisting of aggregate gross unrealized appreciation of $107,251,959 and aggregate gross unrealized depreciation of $50,955,146. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

28 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2017 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$397,918,625

Repurchase agreements (at cost and value)	22,318,000

Cash and foreign currency	238,591

Receivable for investments sold	2,073,915

Receivable for dividends and interest	201,909

Prepaid expenses and other assets	25,599

Total Assets	422,776,639

LIABILITIES:
Revolving credit agreement	45,000,000

Payable for investments purchased	384,641

Payable for investment advisory fee	148,907

Payable for directors’ fees	24,804

Payable for interest expense	5,622

Accrued expenses	74,098

Total Liabilities	45,638,072

Net Assets	$377,138,567

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 38,409,192 shares outstanding (150,000,000 shares authorized)	$322,651,287

Undistributed net investment income (loss)	(1,398,007)

Accumulated net realized gain (loss) on investments and foreign currency	10,150,463

Net unrealized appreciation (depreciation) on investments and foreign currency	57,876,187

Quarterly distributions	(12,141,363)

Net Assets (net asset value per share - $9.82)	$377,138,567

Investments at identified cost	$340,041,529

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/17
	(UNAUDITED)	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$589,423	$1,040,381

Net realized gain (loss) on investments and foreign currency	9,012,314	17,298,523

Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,742,788	46,017,634

Net increase (decrease) in net assets from investment operations	20,344,525	64,356,538

DISTRIBUTIONS:
Net investment income	(485,655)[1]	(2,974,373)

Net realized gain on investments and foreign currency	(10,927,226)[1]	(20,650,513)

Return of capital	(728,482)[1]	–

Total distributions	(12,141,363)	(23,624,886)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	5,234,652	10,562,009

Total capital stock transactions	5,234,652	10,562,009

Net Increase (Decrease) In Net Assets	13,437,814	51,293,661

NET ASSETS:

Beginning of period	363,700,753	312,407,092

End of period (including undistributed net investment income (loss) of $(1,398,007) at 6/30/17 and $(1,987,430) at 12/31/16)	$377,138,567	$363,700,753

[1] Amounts are subject to change and recharacterization at year end.

30 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,218,874

Foreign withholding tax	(55,348)

Interest	15,462

Rehypothecation income	28,765

Total income	2,207,753

EXPENSES:

Investment advisory fees	903,122

Interest expense	471,847

Stockholder reports	64,884

Administrative and office facilities	44,726

Directors’ fees	42,314

Custody and transfer agent fees	41,301

Professional fees	28,058

Other expenses	22,126

Total expenses	1,618,378

Compensating balance credits	(48)

Net expenses	1,618,330

Net investment income (loss)	589,423

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	9,003,885

Foreign currency transactions	8,429

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	10,742,220

Other assets and liabilities denominated in foreign currency	568

Net realized and unrealized gain (loss) on investments and foreign currency	19,755,102

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$20,344,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$20,344,525

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(33,255,508)

Proceeds from sales and maturities of long-term investments	18,367,371

Net purchases, sales and maturities of short-term investments	21,154,000

Net (increase) decrease in dividends and interest receivable and other assets	314,850

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(26,041)

Net change in unrealized appreciation (depreciation) on investments	(10,742,220)

Net realized gain (loss) on investments and foreign currency	(9,012,314)

Net cash provided by operating activities	7,144,663

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	(12,141,363)

Reinvestment of distributions	5,234,652

Net cash used for financing activities	(6,906,711)

INCREASE (DECREASE) IN CASH:	237,952

Cash and foreign currency at beginning of period	639

Cash and foreign currency at end of period	$238,591

32 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/17
	(UNAUDITED)	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net Asset Value, Beginning of Period	$9.63	$8.59	$11.33	$14.12	$10.93	$9.86

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.03	0.03	(0.01)	0.01	0.15

Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.70	(1.42)	0.25	4.64	1.58

Total investment operations	0.53	1.73	(1.39)	0.24	4.65	1.73

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	–	(0.02)

Net realized gain on investments and foreign currency	–	–	–	–	–	(0.09)

Total distributions to Preferred Stockholders	–	–	–	–	–	(0.11)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from
Investment Operations	0.53	1.73	(1.39)	0.24	4.65	1.62

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.01)[1]	(0.08)	(0.01)	(0.04)	(0.03)	(0.08)

Net realized gain on investments and foreign currency	(0.29)[1]	(0.56)	(1.25)	(2.86)	(1.35)	(0.43)

Return of capital	(0.02)[1]	–	–	–	–	–

Total distributions to Common Stockholders	(0.32)	(0.64)	(1.26)	(2.90)	(1.38)	(0.51)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.05)	(0.09)	(0.13)	(0.08)	(0.04)

Total capital stock transactions	(0.02)	(0.05)	(0.09)	(0.13)	(0.08)	(0.04)

Net Asset Value, End of Period	$9.82	$9.63	$8.59	$11.33	$14.12	$10.93

Market Value, End of Period	$8.65	$8.16	$7.26	$10.08	$12.61	$9.45

TOTAL RETURN:[2]
Net Asset Value	5.93%[3]	21.98%	(11.64)%	3.46%	44.66%	17.23%

Market Value	10.12%[3]	22.30%	(16.06)%	3.06%	49.42%	13.95%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.50%[5]	0.87%	0.93%	0.93%	0.82%	1.12%

Other operating expenses	0.39%[5]	0.39%	0.35%	0.25%	0.29%	0.18%

Total expenses (net)[6]	0.89%[5]	1.26%	1.28%	1.18%	1.11%	1.30%

Expenses net of fee waivers and excluding interest expense	0.63%[5]	1.02%	1.08%	1.05%	0.96%	1.27%

Expenses prior to fee waivers and balance credits	0.89%[5]	1.26%	1.28%	1.18%	1.11%	1.32%

Expenses prior to fee waivers	0.89%[5]	1.26%	1.28%	1.18%	1.11%	1.32%

Net investment income (loss)	0.32%[5]	0.32%	0.26%	(0.09)%	0.08%	1.46%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$377,139	$363,701	$312,407	$387,488	$433,121	$318,545

Portfolio Turnover Rate	5%	26%	39%	41%	29%	28%

REVOLVING CREDIT AGREEMENT:
Asset coverage	938%	908%	794%	746%	1062%	808%

Asset coverage per $1,000	$9,381	$9,082	$7,942	$7,458	$10,625	$8,079

[1]	Amounts are subject to change and recharacterization at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
[5]	Annualized
[6]	Expense ratio based on total average net assets including liquidation value of Preferred Stock was 1.10% for the year ended December 31, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$387,032,029	$10,644,734	$241,862	$397,918,625

Cash Equivalents	–	22,318,000	–	22,318,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2017, securities valued at $2,043,671 were transferred from Level 1 to Level 2 and securities valued at $19,504,834 were transferred from Level 2 to Level 1 within the fair value hierarchy.

34 | 2017 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:
	BALANCE AS OF 12/31/16	PURCHASES	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/17

Common Stocks	$241,862	$0	$–	$241,862

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]

Common Stocks	$241,862	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2017 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2017 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 628,862 and 1,405,544 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2017, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 2.09%. The maximum amount outstanding during the six months ended June 30, 2017 was $45,000,000. As of June 30, 2017, the aggregate value of rehypothecated securities was $43,068,441. During the six months ended June 30, 2017, the Fund earned $28,765 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

36 | 2017 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock through October 31, 2015, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2017, the Fund’s investment performance ranged from 13% to 15% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,806,242 and a net downward adjustment of $903,120 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2017, the Fund expensed Royce investment advisory fees totaling $903,122.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $33,365,684 and $20,263,468, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2017, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$1,007,283	$–	$–

2017 Semiannual Report to Stockholders | 37

MANAGER’S DISCUSSION

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
We were very pleased with Royce Value Trust’s (“RVT”) first-half results. Strong on both an absolute and relative basis, performance was all the more impressive in a semiannual period that saw value underperform growth and was thus not entirely conducive to the Fund’s multiple investment theme approach. RVT advanced 7.3% on a net asset value (“NAV”) basis and 13.1% on a market price basis for the year-to-date period ended June 30, 2017, in both cases outperforming its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, which had respective increases of 5.0% and 2.8% for the same period.
For the first quarter, RVT gained 3.8% based on NAV and 6.5% on market price, outpacing the Russell 2000, which was up 2.5%, and the S&P SmallCap 600, which rose 1.0%, for the same period. The Fund’s relative advantage extended to the second quarter, when it climbed 3.4% on an NAV basis and 6.2% on a market price basis versus 2.5% for the Russell 2000 and 1.7% for the S&P SmallCap 600. RVT beat both of its benchmarks on an NAV basis for the one-, 30-year, and since inception (11/26/86) periods ended June 30, 2017. The Fund added advantages over the Russell 2000 for the 20- and 25-year periods ended June 30, 2017 based on both NAV and market price. RVT’s average annual NAV total return for the since inception period was 10.6%, all under the management of Chuck Royce.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 11 equity sectors finished the first half in the black, two were essentially flat, and two more detracted from performance. Information Technology and Industrials made the biggest positive impacts. At the industry level, a group from each sector dominated returns in a similar fashion—the electronic equipment, instruments & components group (Information Technology) and machinery stocks (Industrials).
    The Fund’s two top contributors at the position level were holdovers from 2016’s top performers. Laser diode and equipment maker Coherent took the top spot, as it did in 2016, galvanized by ongoing sales and earnings growth driven by vibrant demand for ramped up OLED (organic light-emitting diode) capacity. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The trend toward automation continues to drive broad order strength for its machine vision systems. Cognex also supplemented its robust technology portfolio with three small acquisitions that should enhance its capabilities in emerging areas such as 3D and adaptive learning. Another top contributor, The Advisory Board specializes in performance improvement software and solutions to the healthcare and higher education industries. Among 2016’s top detractors, it rebounded soundly in the first half as an activist investor disclosed a large equity stake, which encouraged other investors.
    Of the two portfolio sectors that detracted from first-half performance, only Energy had a significant negative impact. Net losses for Consumer Discretionary were modest, a pattern that was mirrored at the industry level. The energy equipment & services group (Energy) was by far the portfolio’s biggest detractor, followed by an appreciably lower negative impact for specialty retail (Consumer Discretionary), which continued to struggle with secular shifts in consumer spending and behavior. The top detractor at the position level was Era Group, which provides helicopter transportation services and personnel primarily to and from offshore oil drilling rigs and platforms. The cratering price of oil created challenges for its business that were reflected in disappointing earnings. Liking the long-term prospects for its niche business, we held shares at the end of June. Toronto-based Dundee Corporation, which is involved in wealth management, real estate, and natural resources, experienced losses in mining- and resource-based activities that put downward pressure on its shares.
Relative to the Russell 2000, RVT benefited most from savvy stock picking in three sectors—Financials, where capital markets stood out, Industrials, where machinery and professional services provided a sizable relative edge, and Information Technology, where electronic equipment, instruments & components outperformed. Conversely, poor stock selection in specialty retail and an overweight in distributors created a disadvantage in Consumer Discretionary while our underweights in biotechnology (Health Care) and, to a lesser extent, Utilities also hurt relative results.

Top Contributors to Performance
Year-to-Date Through 6/30/17 (%)[1]

Coherent	0.76

Cognex Corporation	0.34

Advisory Board (The)	0.28

MarketAxess Holdings	0.27

Community Health Systems	0.25

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/17 (%)[2]

Era Group	-0.30

Dundee Corporation Cl. A	-0.18

Wesco Aircraft Holdings	-0.18

Monro Muffler Brake	-0.17

Core-Mark Holding Company	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We think that RVT’s portfolio remains well-positioned to benefit from a cyclical upswing, with more than 70% of its net assets invested in Industrials, Information Technology, Financials, and Materials at the end of June. So while a correction would not be surprising, we are optimistic that the expanding rate of global growth can help small-cap companies, especially those with growing earnings, to excel. The message that we receive from the companies we speak to each day remains positive. With order books continuing to fill up, the management teams remain confident about their business, which in turn gives us confidence in the long-term prospects for RVT’s multi-themed core approach.

38 | 2017 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance Average Annual Total Return (%) Through 6/30/17
	JAN-JUN 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	7.29	25.76	6.95	13.38	5.56	8.77	9.52	10.81	10.47	10.63

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86) Cumulative Performance of Investment through 6/30/17[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	33.8%	92.2%	55.2%	215.6%	549.8%	1746.1%

[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

Coherent	1.7

HEICO Corporation	1.4

Cognex Corporation	1.3

Quaker Chemical	1.2

E-L Financial	1.0

Copart	1.0

Ash Grove Cement Cl. B	1.0

Nautilus	1.0

ManpowerGroup	0.9

RBC Bearings	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.6

Information Technology	17.9

Financials	14.9

Consumer Discretionary	11.0

Materials	7.5

Health Care	5.7

Energy	4.1

Real Estate	3.0

Consumer Staples	2.2

Telecommunication Services	0.6

Utilities	0.1

Miscellaneous	2.2

Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.2

Calendar Year Total Returns (%)

YEAR	RVT

2016	26.8

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

2002	-15.6

Portfolio Diagnostics

Fund Net Assets	$1,361 million

Number of Holdings	448

Turnover Rate	8%

Net Asset Value	$16.37

Market Price	$14.59

Average Market Capitalization[1]	$1,590 million

Weighted Average P/E Ratio[2,3]	21.3x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	89%

U.S. Investments (% of Net Assets)	82.3%

Non-U.S. Investments (% of Net Assets)	17.5%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 6/30/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2017.

2017 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments
Common Stocks – 99.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.0%
AUTO COMPONENTS - 1.4%
Cooper Tire & Rubber	86,700	$3,129,870
Gentex Corporation	222,170	4,214,565
LCI Industries	74,016	7,579,238
Sebang Global Battery	28,500	990,146
Standard Motor Products	50,391	2,631,418

		18,545,237

AUTOMOBILES - 0.7%
Thor Industries[1]	91,310	9,543,721

DISTRIBUTORS - 0.8%
Core-Mark Holding Company	220,900	7,302,954
Fenix Parts[2,3]	255,000	107,355
Uni-Select	30,200	729,383
Weyco Group	97,992	2,732,017

		10,871,709

DIVERSIFIED CONSUMER SERVICES - 0.8%
Adtalem Global Education[3]	52,054	1,975,449
American Public Education[3]	42,400	1,002,760
Cambium Learning Group[3]	100,000	507,000
Collectors Universe	50,000	1,242,500
H&R Block	8,000	247,280
Liberty Tax Cl. A	151,573	1,962,871
Lincoln Educational Services[3]	330,600	1,024,860
Regis Corporation[3]	40,000	410,800
Universal Technical Institute[3]	504,032	1,799,394

		10,172,914

HOTELS, RESTAURANTS & LEISURE - 0.4%
Biglari Holdings[3]	1,500	599,610
Century Casinos[3]	222,360	1,638,793
Lindblad Expeditions Holdings[3]	207,600	2,179,800
Rank Group	400,000	1,235,764
Zoe’s Kitchen[3]	15,000	178,650

		5,832,617

HOUSEHOLD DURABLES - 2.3%
AV Homes[3]	66,100	1,325,305
Cavco Industries[3]	14,700	1,905,855
Ethan Allen Interiors	231,000	7,461,300
Flexsteel Industries	13,900	752,129
Mohawk Industries[1,3,4]	22,400	5,413,856
Natuzzi ADR[3]	2,096,300	5,555,195
PICO Holdings[3]	409,400	7,164,500
Samson Holding	2,500,000	204,932
Stanley Furniture[5]	912,235	1,030,826

		30,813,898

INTERNET & DIRECT MARKETING RETAIL - 0.5%
CafePress [3]	110,000	284,900
FTD Companies[3]	298,014	5,960,280

		6,245,180

LEISURE PRODUCTS - 1.1%
Character Group	91,500	575,015
MCBC Holdings[3]	84,500	1,651,975
Nautilus[3]	677,500	12,974,125

		15,201,115

MEDIA - 0.4%
E.W. Scripps Company Cl. A1,3,4	64,460	1,148,033
Entravision Communications Cl. A	108,200	714,120
Global Eagle Entertainment[3]	110,000	391,600
Gray Television[3]	50,000	685,000
New Media Investment Group	60,100	810,148
Pico Far East Holdings	3,484,400	1,459,374
T4F Entretenimento	150,000	278,457
Technicolor	120,000	523,287

		6,010,019

MULTILINE RETAIL - 0.0%
New World Department Store China[3]	1,447,500	357,822

SPECIALTY RETAIL - 1.3%
AutoCanada	78,800	1,159,396
Barnes & Noble	47,000	357,200
Barnes & Noble Education[3]	20,000	212,600
Buckle (The)[1]	36,115	642,847
Byggmax Group	70,000	508,920
Caleres [1]	132,300	3,675,294
Container Store Group (The)[1,3,4]	158,200	936,544
Destination Maternity[3]	557,967	1,807,813
Haverty Furniture	23,700	594,870
I.T	827,000	407,809
Monro Muffler Brake	111,500	4,655,125
Oriental Watch Holdings	967,900	210,751
Topps Tiles	750,000	805,891
TravelCenters of America LLC[3]	92,500	379,250
West Marine	131,100	1,684,635

		18,038,945

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Crown Crafts	97,741	674,413
Culp	29,400	955,500
Deckers Outdoor[3]	14,920	1,018,439
J.G. Boswell Company[2]	3,940	2,588,580
Movado Group	67,261	1,698,341
Wolverine World Wide	360,200	10,089,202
YGM Trading	1,082,600	1,006,689

		18,031,164

Total (Cost $130,786,940)		149,664,341

CONSUMER STAPLES – 2.2%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR[1]	99,500	2,610,880

FOOD & STAPLES RETAILING - 0.0%
Conviviality	90,000	361,039

FOOD PRODUCTS - 1.8%
AGT Food and Ingredients	9,000	161,567
Cal-Maine Foods[3]	84,316	3,338,913
Farmer Bros.[3]	54,700	1,654,675
Hilton Food Group	75,000	720,906
Industrias Bachoco ADR	43,495	2,521,840
John B. Sanfilippo & Son	17,200	1,085,492
Lancaster Colony	8,200	1,005,484
Sanderson Farms	15,000	1,734,750
Seneca Foods Cl. A3	147,605	4,583,135
Seneca Foods Cl. B3	13,840	498,240
SunOpta [1,3,4]	187,459	1,912,082
Tootsie Roll Industries[1]	155,308	5,412,484

		24,629,568

HOUSEHOLD PRODUCTS - 0.0%
Central Garden & Pet[3]	10,300	327,437

PERSONAL PRODUCTS - 0.2%
Inter Parfums	63,730	2,335,705

Total (Cost $23,077,724)		30,264,629

40 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY – 4.1%
ENERGY EQUIPMENT & SERVICES - 3.1%
CARBO Ceramics[1,3,4]	48,000	$328,800
Diamond Offshore Drilling[1,3,4]	189,000	2,046,870
Era Group[3]	535,771	5,068,394
Forum Energy Technologies[3]	118,654	1,851,002
Frank’s International[1,4]	108,600	900,294
Helmerich & Payne[1,4]	89,000	4,836,260
ION Geophysical[1,3,4]	71,880	312,678
Oil States International[3]	65,833	1,787,366
Pason Systems	503,480	7,508,716
Pioneer Energy Services[3]	138,100	283,105
Precision Drilling[3]	73,100	249,271
SEACOR Holdings[3]	150,469	5,161,087
TGS-NOPEC Geophysical	425,870	8,727,816
Trican Well Service[3]	944,000	2,642,443

		41,704,102

OIL, GAS & CONSUMABLE FUELS - 1.0%
Ardmore Shipping	61,600	502,040
Dorchester Minerals L.P.	177,172	2,560,135
Dorian LPG[3]	184,034	1,505,398
Green Plains	50,000	1,027,500
Hallador Energy	21,000	163,170
Hargreaves Services	57,683	252,998
New Zealand Refining	310,000	554,290
San Juan Basin Royalty Trust	320,352	2,181,597
World Fuel Services	110,800	4,260,260
WPX Energy[3]	110,000	1,062,600

		14,069,988

Total (Cost $69,549,196)		55,774,090

FINANCIALS – 14.9%
BANKS - 2.4%
Banca Sistema	200,000	539,095
Bank of N.T. Butterfield & Son	178,416	6,083,986
Blue Hills Bancorp	54,080	968,032
Canadian Western Bank	279,500	5,901,226
Farmers & Merchants Bank of Long Beach[2]	1,080	8,262,000
Fauquier Bankshares	160,800	3,095,400
First Citizens BancShares Cl. A	14,676	5,469,745
Webster Financial	40,300	2,104,466

		32,423,950

CAPITAL MARKETS - 8.0%
Ares Management L.P.	366,300	6,593,400
Artisan Partners Asset Management Cl. A	270,500	8,304,350
ASA Gold and Precious Metals	199,821	2,335,908
Ashmore Group	1,354,000	6,228,741
Associated Capital Group Cl. A1	20,200	686,800
Citadel Capital[3]	8,549,921	377,480
Cowen Group[3]	62,706	1,018,973
Dundee Corporation Cl. A3	1,079,900	2,373,315
Edmond de Rothschild (Suisse)	153	2,608,770
Federated Investors Cl. B	108,640	3,069,080
Gluskin Sheff + Associates	57,600	743,985
Houlihan Lokey Cl. A	91,100	3,179,390
Jupiter Fund Management	230,000	1,512,795
KKR & Co. L.P.	24,100	448,260
Lazard Cl. A	99,535	4,611,457
Manning & Napier Cl. A	395,692	1,721,260
MarketAxess Holdings	56,600	11,382,260
Medley Management Cl. A1,4	109,500	711,750
Morningstar	84,600	6,627,564
mutares	39,266	609,031
MVC Capital	324,200	3,196,612
Oaktree Capital Group LLC Cl. A	101,100	4,711,260
Rothschild & Co	216,893	7,917,268
SEI Investments	185,600	9,981,568
Sprott	1,927,000	3,388,001
TMX Group	40,700	2,214,522
U.S. Global Investors Cl. A	520,551	796,443
Value Partners Group	5,453,000	4,965,876
Virtu Financial Cl. A	101,200	1,786,180
Virtus Investment Partners	3,930	436,034
Westwood Holdings Group	49,073	2,781,948
ZAIS Group Holdings Cl. A1,3,4	492,300	1,147,059

		108,467,340

CONSUMER FINANCE - 0.1%
Bajaj Finance	55,000	1,168,752
Currency Exchange International[3]	30,000	608,421

		1,777,173

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	1,020,000	752,512
Waterloo Investment Holdings[3,6]	2,973,544	892,063

		1,644,575

INSURANCE - 2.7%
Alleghany Corporation[3]	709	421,713
Atlas Financial Holdings[3]	48,900	728,610
E-L Financial	21,500	14,009,485
Erie Indemnity Cl. A	25,000	3,126,750
Independence Holding Company	314,523	6,431,995
MBIA [3]	942,400	8,886,832
ProAssurance Corporation	17,139	1,042,051
RLI Corp.	46,300	2,528,906
WMIH [3]	77,742	97,178

		37,273,520

INVESTMENT COMPANIES - 0.2%
RIT Capital Partners	130,500	3,231,124

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding[1,3,4]	16,300	386,636
Genworth MI Canada	239,395	6,586,685
Timberland Bancorp[5]	444,200	11,224,934
Vestin Realty Mortgage II2,3	53	117,130

		18,315,385

Total (Cost $173,007,388)		203,133,067

HEALTH CARE – 5.7%
BIOTECHNOLOGY - 1.1%
Keryx Biopharmaceuticals[1,3,4]	139,000	1,004,970
Novavax [1,3,4]	550,000	632,500
Sangamo Therapeutics[3]	469,315	4,129,972
Zealand Pharma[3]	479,607	9,613,725

		15,381,167

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Analogic Corporation	53,735	3,903,848
Atrion Corporation	15,750	10,131,975
Cerus Corporation[3]	108,000	271,080
Hill-Rom Holdings	5,000	398,050
Integer Holdings[3]	42,400	1,833,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Invacare Corporation	38,900	$513,480
Masimo Corporation[3]	50,000	4,559,000
Neogen Corporation[3]	16,800	1,161,048
Surmodics [3]	138,500	3,898,775

		26,671,056

HEALTH CARE PROVIDERS & SERVICES - 1.0%
Aceto Corporation	18,800	290,460
AMN Healthcare Services[3]	74,300	2,901,415
Community Health Systems[3]	790,000	7,868,400
Landauer	50,000	2,615,000

		13,675,275

HEALTH CARE TECHNOLOGY - 0.6%
†athenahealth[1,3,4]	32,500	4,567,875
Cegedim [3]	10,000	347,213
Medidata Solutions[3]	50,000	3,910,000

		8,825,088

LIFE SCIENCES TOOLS & SERVICES - 0.9%
Bio-Rad Laboratories Cl. A3	26,998	6,109,917
Bio-Techne	46,243	5,433,553
Dyadic International[2,3]	75,000	101,250

		11,644,720

PHARMACEUTICALS - 0.1%
Intra-Cellular Therapies[3]	30,000	372,600
Theravance Biopharma[3]	34,291	1,366,153

		1,738,753

Total (Cost $49,830,571)		77,936,059

INDUSTRIALS – 30.6%
AEROSPACE & DEFENSE - 2.7%
Austal	688,670	968,640
Ducommun [3]	117,200	3,701,176
HEICO Corporation	175,422	12,602,316
HEICO Corporation Cl. A	101,010	6,267,671
Magellan Aerospace	182,779	2,852,751
Mercury Systems[3]	25,400	1,069,086
Teledyne Technologies[3]	20,600	2,629,590
Wesco Aircraft Holdings[3]	588,000	6,379,800

		36,471,030

AIR FREIGHT & LOGISTICS - 1.8%
Expeditors International of Washington	158,900	8,974,672
Forward Air	179,750	9,577,080
Hub Group Cl. A1,3	149,400	5,729,490

		24,281,242

BUILDING PRODUCTS - 0.6%
American Woodmark[3]	17,100	1,633,905
Apogee Enterprises[1]	48,700	2,768,108
Burnham Holdings Cl. B2	36,000	545,400
DIRTT Environmental Solutions[3]	65,000	343,345
Epwin Group	70,000	100,289
Insteel Industries[1]	79,380	2,617,159
Patrick Industries[3]	9,850	717,572

		8,725,778

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Atento [3]	271,200	3,023,880
CECO Environmental	99,028	909,077
CompX International Cl. A	211,100	3,219,275
Copart[3]	439,920	13,985,057
Heritage-Crystal Clean[3]	152,527	2,425,179
Kimball International Cl. B	286,180	4,776,344
Mobile Mini	105,000	3,134,250
Steelcase Cl. A	256,260	3,587,640
UniFirst Corporation	13,370	1,881,159

		36,941,861

CONSTRUCTION & ENGINEERING - 3.5%
Aecon Group	34,500	429,388
Ameresco Cl. A3	55,000	423,500
Comfort Systems USA	48,100	1,784,510
EMCOR Group[1]	121,300	7,930,594
IES Holdings[3]	594,244	10,785,528
Jacobs Engineering Group	164,900	8,968,911
KBR	326,000	4,961,720
Northwest Pipe[3]	20,000	325,200
NV5 Global[3]	23,500	998,750
Sterling Construction[1,3]	122,300	1,598,461
Valmont Industries[1]	65,145	9,745,692

		47,952,254

ELECTRICAL EQUIPMENT - 0.7%
Global Power Equipment Group[2,3]	631,820	2,021,824
Powell Industries	94,500	3,023,055
Preformed Line Products	91,600	4,252,072

		9,296,951

INDUSTRIAL CONGLOMERATES - 0.6%
A. Soriano	2,791,000	348,460
Raven Industries	251,725	8,382,443

		8,730,903

MACHINERY - 11.2%
Chen Hsong Holdings	1,159,000	317,679
China Metal International Holdings	554,524	206,683
CIRCOR International	101,384	6,020,182
Colfax Corporation[3]	77,242	3,041,017
Deutz	115,000	969,736
Donaldson Company	193,559	8,814,677
Exco Technologies	205,700	1,694,075
Franklin Electric	104,600	4,330,440
Graco	89,276	9,756,081
Greenbrier Companies (The)	46,800	2,164,500
Hurco Companies	25,952	901,832
Hyster-Yale Materials Handling Cl. A	10,000	702,500
IDEX Corporation	67,400	7,616,874
John Bean Technologies	68,626	6,725,348
Kadant	42,200	3,173,440
Kennametal	160,100	5,990,942
Lincoln Electric Holdings	61,360	5,650,642
Lindsay Corporation[1]	80,000	7,140,000
Luxfer Holdings ADR	28,100	359,399
Lydall [1,3]	55,480	2,868,316
NN	308,700	8,473,815
Nordson Corporation	24,296	2,947,591
Proto Labs[3]	10,000	672,500
RBC Bearings[3]	123,700	12,587,712
Sarine Technologies	327,500	366,334
Sun Hydraulics	286,318	12,217,189
†Supreme Industries Cl. A1	141,300	2,324,385
Tennant Company	111,900	8,258,220
Titan International	173,100	2,078,931
Wabash National	43,600	958,328

42 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Watts Water Technologies Cl. A	61,000	$3,855,200
Westinghouse Air Brake Technologies	90,570	8,287,155
Westport Fuel Systems[1,3]	327,100	768,685
Woodward	154,600	10,447,868

		152,688,276

MARINE - 1.4%
Clarkson	291,000	9,573,864
Kirby Corporation[3]	144,500	9,659,825

		19,233,689

PROFESSIONAL SERVICES - 3.0%
Advisory Board (The)[1,3,4]	209,377	10,782,915
Franklin Covey[3]	40,800	787,440
Heidrick & Struggles International	66,480	1,445,940
ICF International[3]	6,336	298,426
ManpowerGroup	112,858	12,600,596
On Assignment[1,3,4]	179,295	9,708,824
Quess Corporation[3]	15,720	223,515
Robert Half International	44,032	2,110,454
TrueBlue [3]	75,820	2,009,230
Volt Information Sciences[3]	75,000	296,250

		40,263,590

ROAD & RAIL - 1.8%
Genesee & Wyoming Cl. A3	15,000	1,025,850
Knight Transportation[1,4]	122,400	4,534,920
Landstar System	142,460	12,194,576
Patriot Transportation Holding[3]	139,100	2,485,717
Saia [1,3,4]	59,730	3,064,149
Universal Logistics Holdings	78,916	1,183,740

		24,488,952

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Central Steel & Wire[2]	4,862	2,674,100
Houston Wire & Cable[3]	509,200	2,673,300
MSC Industrial Direct Cl. A1	5,463	469,600
SIG	350,000	677,404

		6,494,404

TRANSPORTATION INFRASTRUCTURE - 0.1%
Hopewell Highway Infrastructure	1,012,000	581,993

Total (Cost $240,658,301)		416,150,923

INFORMATION TECHNOLOGY – 17.9%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN [1,4]	234,973	4,852,192
Clearfield [1,3,4]	55,600	733,920
NetScout Systems[3]	31,100	1,069,840
Oclaro [1,3,4]	91,000	849,940

		7,505,892

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.0%
Anixter International[1,3,4]	70,895	5,543,989
Bel Fuse Cl. B	30,238	746,878
Celestica [3]	169,600	2,303,168
Cognex Corporation[1,4]	201,870	17,138,763
Coherent[3]	100,534	22,619,145
Dolby Laboratories Cl. A	9,150	447,984
Fabrinet [3]	60,600	2,585,196
FARO Technologies[3]	161,467	6,103,453
FLIR Systems	317,000	10,987,220
HollySys Automation Technologies	53,882	894,980
Horiba	12,000	728,695
IPG Photonics[1,3,4]	58,000	8,415,800
LRAD Corporation[3]	744,944	1,258,955
Methode Electronics	30,530	1,257,836
National Instruments	261,850	10,531,607
Orbotech [3]	34,500	1,125,390
Perceptron [3]	357,700	2,604,056
Plexus Corporation[3]	150,600	7,917,042
Richardson Electronics	573,732	3,425,180
Rogers Corporation[3]	57,066	6,198,509
Systemax	38,520	724,176
TTM Technologies[1,3,4]	496,400	8,617,504
VST Holdings	979,000	295,928
Wasion Group Holdings	1,500,000	691,647

		123,163,101

INTERNET SOFTWARE & SERVICES - 2.0%
Actua Corporation[3]	63,815	896,601
Care.com [3]	209,300	3,160,430
CommerceHub Ser. C3	50,000	872,000
comScore [2,3]	211,136	5,531,763
HolidayCheck Group[3]	44,900	157,386
IZEA [3]	110,106	210,302
j2 Global	61,620	5,243,246
Leaf Group[3]	50,000	390,000
MiX Telematics ADR	57,985	456,922
QuinStreet [3]	526,082	2,193,762
Solium Capital[3]	182,800	1,382,841
Spark Networks[1,3]	363,000	348,480
Stamps.com [3]	37,500	5,807,813
Support.com [3]	216,766	507,232

		27,158,778

IT SERVICES - 1.0%
Acxiom Corporation[3]	48,000	1,247,040
Convergys Corporation[1]	121,000	2,877,380
DST Systems[1,4]	20,000	1,234,000
Hackett Group (The)	417,266	6,467,623
Innodata [3]	274,314	480,050
Unisys Corporation[3]	60,000	768,000

		13,074,093

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Amtech Systems[3]	141,471	1,194,015
Brooks Automation	121,000	2,624,490
Cabot Microelectronics	14,000	1,033,620
CyberOptics Corporation[3]	37,600	776,440
Diodes [3]	270,850	6,508,526
Intermolecular [3]	40,000	37,200
Kulicke & Soffa Industries[3]	77,400	1,472,148
MKS Instruments	24,210	1,629,333
Nanometrics [3]	61,000	1,542,690
Nova Measuring Instruments[3]	46,500	1,027,185
Photronics [3]	159,900	1,503,060
Rudolph Technologies[1,3]	62,700	1,432,695
Sigma Designs[3]	78,900	461,565
Silicon Motion Technology ADR	97,000	4,678,310
Teradyne	130,000	3,903,900
Ultra Clean Holdings[3]	42,800	802,500
Veeco Instruments[3]	17,500	487,375
Versum Materials	123,000	3,997,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Xperi	111,430	$3,320,614

		38,433,166

SOFTWARE - 1.9%
American Software Cl. A	108,690	1,118,420
ANSYS[1,3,4]	95,000	11,559,600
BroadSoft [3]	25,000	1,076,250
Computer Modelling Group	316,300	2,482,984
Micro Focus International	25,000	739,466
Model N3	300,387	3,995,147
Monotype Imaging Holdings	117,700	2,153,910
PSI	18,194	292,690
RealNetworks [3]	219,879	952,076
Rosetta Stone[3]	40,000	431,200
SeaChange International[3]	247,069	657,204

		25,458,947

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Diebold Nixdorf	266,600	7,464,800
Intevac [3]	168,700	1,872,570

		9,337,370

Total (Cost $158,446,124)		244,131,347

MATERIALS – 7.5%
CHEMICALS - 2.3%
FutureFuel Corporation	48,500	731,865
Hawkins	86,178	3,994,350
Innospec	36,883	2,417,681
Minerals Technologies	108,793	7,963,647
Quaker Chemical	109,669	15,927,229

		31,034,772

CONSTRUCTION MATERIALS - 1.0%
Ash Grove Cement Cl. B2	50,518	13,387,775

CONTAINERS & PACKAGING - 0.3%
Mayr-Melnhof Karton	34,000	4,446,389

METALS & MINING - 3.8%
Alamos Gold Cl. A	263,300	1,867,952
Ampco-Pittsburgh	36,966	545,249
Constellium Cl. A3	70,000	483,000
Ferroglobe	50,000	597,500
Ferroglobe (Warranty Insurance Trust)[3,6]	49,300	0
Franco-Nevada Corporation	107,300	7,742,768
Gold Fields ADR	370,000	1,287,600
Haynes International[1]	113,900	4,135,709
Hecla Mining	321,300	1,638,630
Lundin Mining	640,000	3,637,261
Major Drilling Group International[3]	960,900	6,290,901
Pretium Resources[3]	165,000	1,585,364
Reliance Steel & Aluminum	128,720	9,372,103
Royal Gold	16,600	1,297,622
Sandstorm Gold[3]	270,000	1,044,900
Synalloy Corporation[3]	178,800	2,029,380
Tree Island Steel	30,000	90,685
Worthington Industries	148,000	7,432,560

		51,079,184

PAPER & FOREST PRODUCTS - 0.1%
Stella-Jones	40,300	1,375,446

Total (Cost $59,812,511)		101,323,566

REAL ESTATE – 3.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
Irish Residential Properties REIT	200,000	310,665

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.0%
Altus Group	24,200	523,077
FirstService Corporation	135,100	8,643,698
Forestar Group[3]	81,000	1,389,150
FRP Holdings[3]	178,558	8,240,452
Kennedy-Wilson Holdings	101,300	1,929,765
Marcus & Millichap[3]	273,013	7,196,622
Real Estate Investors	500,000	393,991
RMR Group Cl. A1	27,200	1,323,280
St. Joe Company (The)[3]	177,000	3,318,750
Tejon Ranch[3]	360,035	7,431,122

		40,389,907

Total (Cost $29,473,281)		40,700,572

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
China Communications Services	750,182	432,384
HKBN	500,000	501,444

		933,828

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Boingo Wireless[3]	50,000	748,000
Telephone and Data Systems	208,270	5,779,493

		6,527,493

Total (Cost $6,918,793)		7,461,321

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	110,000	731,540
Toho Gas	60,000	436,364

		1,167,904

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Calpine Corporation[3]	30,000	405,900

MULTI-UTILITIES - 0.0%
Just Energy Group[1]	18,520	97,045

Total (Cost $1,561,806)		1,670,849

MISCELLANEOUS[7] – 2.2%

Total (Cost $29,970,345)		29,755,191

TOTAL COMMON STOCKS

(Cost $973,092,980)		1,357,965,955

REPURCHASE AGREEMENT– 5.0%
Fixed Income Clearing Corporation, 0.12% dated 6/30/17, due 7/3/17, maturity value
$68,755,688 (collateralized by obligations of various U.S. Government Agencies, 2.25%-
2.375% due 8/15/24-11/15/24, valued at $70,132,893)

(Cost $68,755,000)		68,755,000

TOTAL INVESTMENTS – 104.8%

(Cost $1,041,847,980)		1,426,720,955

LIABILITIES LESS CASH AND OTHER ASSETS – (4.8)%		(65,914,590)

NET ASSETS – 100.0%		$1,360,806,365

44 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

†	New additions in 2017.
[1]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2017. Total market value of pledged securities at June 30, 2017, was $114,108,923.

[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]	Non-income producing.
[4]	At June 30, 2017, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $66,420,057.
[5]
At June 30, 2017, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,044,320,297. At June 30, 2017, net unrealized appreciation for all securities was $382,400,658, consisting of aggregate gross unrealized appreciation of $471,036,166 and aggregate gross unrealized depreciation of $88,635,508. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 45

Royce Value Trust	June 30, 2017 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,345,710,195

Affiliated Companies	12,255,760

Repurchase agreements (at cost and value)	68,755,000

Cash and foreign currency	280,471

Receivable for investments sold	4,042,117

Receivable for dividends and interest	906,311

Prepaid expenses and other assets	600,253

Total Assets	1,432,550,107

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	943,432

Payable for investment advisory fee	496,668

Payable for directors’ fees	48,125

Payable for interest expense	8,745

Accrued expenses	140,880

Deferred capital gains tax	105,892

Total Liabilities	71,743,742

Net Assets	$1,360,806,365

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 83,108,427 shares outstanding (150,000,000 shares authorized)	$981,272,685

Undistributed net investment income (loss)	2,033,021

Accumulated net realized gain (loss) on investments and foreign currency	36,276,725

Net unrealized appreciation (depreciation) on investments and foreign currency	384,752,871

Quarterly distributions	(43,528,937)

Net Assets (net asset value per share - $16.37)	$1,360,806,365

Investments at identified cost	$973,092,980

46 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/17
	(UNAUDITED)	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,992,392	$9,680,260

Net realized gain (loss) on investments and foreign currency	26,622,919	75,719,009

Net change in unrealized appreciation (depreciation) on investments and foreign currency	59,248,466	186,502,762

Net increase (decrease) in net assets from investment operations	89,863,777	271,902,031

DISTRIBUTIONS:
Net investment income	(3,482,315)[1]	(10,786,801)

Net realized gain on investments and foreign currency	(29,164,388)[1]	(70,931,388)

Return of capital	(10,882,234)[1]	–

Total distributions	(43,528,937)	(81,718,189)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	18,459,813	33,793,124

Total capital stock transactions	18,459,813	33,793,124

Net Increase (Decrease) In Net Assets	64,794,653	223,976,966

NET ASSETS:

Beginning of period	1,296,011,712	1,072,034,746

End of period (including undistributed net investment income (loss) of $2,033,021 at 6/30/17 and $(1,959,371) at 12/31/16)	$1,360,806,365	$1,296,011,712

[1] Amounts are subject to change and recharacterization at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 47

Royce Value Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$8,351,412

Affiliated Companies	97,724

Foreign withholding tax	(229,771)

Interest	112,157

Rehypothecation income	13,888

Total income	8,345,410

EXPENSES:

Investment advisory fees	2,959,024

Interest expense	733,983

Stockholder reports	192,588

Administrative and office facilities	159,233

Custody and transfer agent fees	95,490

Directors’ fees	83,239

Professional fees	81,518

Other expenses	48,216

Total expenses	4,353,291

Compensating balance credits	(273)

Net expenses	4,353,018

Net investment income (loss)	3,992,392

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	26,582,541

Foreign currency transactions	40,378

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies and foreign currency translations	57,058,047

Investments in Affiliated Companies	2,257,394

Other assets and liabilities denominated in foreign currency	(66,975)

Net realized and unrealized gain (loss) on investments and foreign currency	85,871,385

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$89,863,777

48 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2017 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$89,863,777

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(114,948,208)

Proceeds from sales and maturities of long-term investments	123,838,636

Net purchases, sales and maturities of short-term investments	12,157,000

Net (increase) decrease in dividends and interest receivable and other assets	373,134

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(61,632)

Net change in unrealized appreciation (depreciation) on investments	(59,315,441)

Net realized gain (loss) on investments and foreign currency	(26,622,919)

Net cash provided by operating activities	25,284,347

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	–

Distributions	(43,528,937)

Reinvestment of distributions	18,459,813

Net cash used for financing activities	(25,069,124)

INCREASE (DECREASE) IN CASH:	215,223

Cash and foreign currency at beginning of period	65,248

Cash and foreign currency at end of period	$280,471

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semiannual Report to Stockholders | 49

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/17
	(UNAUDITED)	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net Asset Value, Beginning of Period	$15.85	$13.56	$16.24	$18.17	$15.40	$14.18

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.12	0.12	0.12	0.12	0.23

Net realized and unrealized gain (loss) on investments and foreign currency	1.03	3.27	(1.48)	(0.13)	4.89	2.02

Total investment operations	1.08	3.39	(1.36)	(0.01)	5.01	2.25

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	–	(0.04)

Net realized gain on investments and foreign currency	–	–	–	–	–	(0.13)

Total distributions to Preferred Stockholders	–	–	–	–	–	(0.17)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	1.08	3.39	(1.36)	(0.01)	5.01	2.08

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.04)[1]	(0.13)	(0.16)	(0.14)	(0.11)	(0.17)

Net realized gain on investments and foreign currency	(0.36)[1]	(0.89)	(1.08)	(1.68)	(2.08)	(0.63)

Return of capital	(0.13)[1]	–	–	–	–	–

Total distributions to Common Stockholders	(0.53)	(1.02)	(1.24)	(1.82)	(2.19)	(0.80)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.08)	(0.08)	(0.10)	(0.05)	(0.06)

Total capital stock transactions	(0.03)	(0.08)	(0.08)	(0.10)	(0.05)	(0.06)

Net Asset Value, End of Period	$16.37	$15.85	$13.56	$16.24	$18.17	$15.40

Market Value, End of Period	$14.59	$13.39	$11.77	$14.33	$16.01	$13.42

TOTAL RETURN:[2]
Net Asset Value	7.22%[3]	26.87%	(8.09)%	0.78%	34.14%	15.41%

Market Value	13.12%[3]	23.48%	(9.59)%	0.93%	35.63%	16.22%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	0.45%[5]	0.51%	0.50%	0.46%	0.54%	0.56%

Other operating expenses	0.21%[5]	0.22%	0.18%	0.15%	0.25%	0.15%

Total expenses (net)[6]	0.66%[5]	0.73%	0.68%	0.61%	0.79%	0.71%

Expenses net of fee waivers and excluding interest expense	0.55%[5]	0.62%	0.61%	0.55%	0.65%	0.68%

Expenses prior to fee waivers and balance credits	0.66%[5]	0.73%	0.68%	0.61%	0.79%	0.71%

Expenses prior to fee waivers	0.66%[5]	0.73%	0.68%	0.61%	0.79%	0.71%

Net investment income (loss)	0.60%[5]	0.85%	0.78%	0.72%	0.70%	1.57%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,360,806	$1,296,012	$1,072,035	$1,231,955	$1,307,829	$1,082,426

Portfolio Turnover Rate	8%	28%	35%	40%	33%	25%

REVOLVING CREDIT AGREEMENT:
Asset coverage	2044%	1951%	1631%	1860%	1289%	822%

Asset coverage per $1,000	$20,440	$19,514	$16,315	$18,599	$12,889	$8,216

[1]	Amounts are subject to change and recharacterization at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]	Expense ratio based on total average net assets including liquidation value of Preferred Stock was 0.60% for the year ended December 31, 2012.

50 | 2017 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,321,736,715	$35,337,177	$892,063	$1,357,965,955

Cash Equivalents	–	68,755,000	–	68,755,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2017, securities valued at $5,639,118 were transferred from Level 1 to Level 2 and securities valued at $82,049,938 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2017 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/16	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/17

Common Stocks	$892,063	$–	$892,063

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

		Discounted Present Value
Common Stocks	$892,063	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2017 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such

52 | 2017 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):
allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,316,503 and 2,740,162 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.
As of June 30, 2017, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 2.09%. The maximum amount outstanding during the six months ended June 30, 2017 was $70,000,000. As of June 30, 2017, the aggregate value of rehypothecated securities was $66,420,057. During the six months ended June 30, 2017, the Fund earned $13,888 in fees from rehypothecated securities.

2017 Semiannual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the six rolling 60-month periods ended June 2017, the Fund’s investment performance ranged from 22% to 39% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,918,045 and a net downward adjustment of $2,959,021 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2017, the Fund expensed Royce investment advisory fees totaling $2,959,024.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $113,917,878 and $100,392,526, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2017, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$2,700,488	$–	$–

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2017:

	SHARES	MARKET VALUE	COST OF	PROCEEDS	CHANGE IN NET UNREALIZED APPRECIATION	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/16	12/31/16	PURCHASES	FROM SALES	(DEPRECIATION)	GAIN (LOSS)	INCOME	6/30/17	6/30/17

Stanley Furniture	912,235	$821,194	–	–	$ 209,632	$ –	$–	912,235	$1,030,826

Timberland Bancorp	444,200	9,177,172	–	–	2,047,762	–	97,724	444,200	11,224,934

		$9,998,366			$2,257,394	$ –	$97,724		$12,255,760

54 | 2017 Semiannual Report to Stockholders

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

12/9/16	Distribution $0.14		7.940	18	10,111	8,446

6/30/17		$8,975		1,051	$11,740	$10,100

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Annual distribution total $0.64		7.513	779	92,689	78,540

2017	Year-to-date distribution total $0.32		8.317	374

6/30/17		$8,900		9,999	$98,190	$86,491

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3] Includes a return of capital.
2017 Semiannual Report to Stockholders | 55

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425

2017	Year-to-date distribution total $0.53		14.023	708

6/30/17		$21,922		19,261	$315,303	$281,018

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3] Includes a return of capital.
[4] Includes Royce Global Value Trust spin-off of $1.40 per share.

56 | 2017 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2017.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2017. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2017 Semiannual Report to Stockholders | 57

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2017), President (1972-July 2014) of Royce.

Christopher D. Clark, Director1, President
Age: 52 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2017), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 68 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Director
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 75 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 77 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 71 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 59 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 49 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 50 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 57 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Director.
Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

58 | 2017 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

At meetings held on June 5-6, 2017, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuation of investment advisory agreements (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) between Royce & Associates, LP (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While all three of the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:
Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R &A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain qualified and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A:
In light of R&A’s risk-averse approach to investing, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than five full calendar years of performance because its inception date was October 18, 2013. Overall, the Boards noted that financial markets in 2016 were marked by increased return dispersion, declining correlation, and a steepening yield curve. These factors resulted in a very strong year for small-cap stocks and an even better year for small-cap value stocks and cyclical sectors. The 2016 market environment enabled each of Royce Value Trust, Inc. (“RVT”) and Royce Micro-Cap Trust, Inc. (“RMT”) to outperform its peers in 2016 as evidenced by its Sharpe Ratio. While the directors recognize that one-year performance does not define a trend and place primary emphasis on medium-term and longer-term risk adjusted performance as referenced above, they also noted that the improved relative risk-adjusted performance of RVT and RMT during the more historically customary market environment that prevailed during 2016 was not insignificant. Along those lines, the relevant Boards noted that RVT and RMT also generally underperformed their respective peers, as evidenced by their Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies favored by each of RVT and RMT. The directors also noted, however, as discussed below, that the relative performance for each of RVT and RMT during the more historically customary market cycle preceding the 2008 financial crisis was quite strong. Using Morningstar data, the Sharpe Ratio for RVT placed in the 1st, 4th, 4th, and 4th quartiles within the Small Blend category assigned by Morningstar for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016 while the Sharpe Ratio for RMT placed in the 2nd, 4th, 4th, and 4th quartiles within the Small Blend category assigned by Morningstar for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2016. The relevant Boards further noted that the use of leverage by each of RVT and RMT through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down market performance.
     The 2016 market environment also enabled RGT to outperform its peers in 2016 as evidenced by its Sharpe Ratio. Using Morningstar data, the Sharpe Ratio for RGT in the 1st and 2nd quartiles within the Foreign Small/Mid Value category assigned by Morningstar for the 1-year and 3-year periods, respectively, ended December 31, 2016. The Board noted the inherent limitations of using 1-year and 3-year Sharpe Ratios in evaluating RGT’s investment performance.
    In addition to each Fund’s risk–adjusted performance, the Boards also reviewed and considered the absolute total returns and down market performance for each Fund and the long-term performance records of each of RVT and RMT for periods of 10 years and longer. The Boards further noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed

2017 Semiannual Report to Stockholders | 59

Board Approval of Investment Advisory Agreements (continued)

their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions and during 2016 as noted above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that R&A continued to be an appropriate investment adviser for the relevant Fund and concluded that the relevant Fund’s performance supported the approval of the continuance of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with the Funds:
Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The RVT Board noted that RVT was not profitable to R&A during the year ended December 31, 2016. The Boards of RMT and RGT concluded that R&A’s profits in respect of RMT and RGT, respectively, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. Each Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio of 0.73% placed it in the 1st quartile within its Morningstar peer group for 2016. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio of 1.26% placed it in the 2nd quartile when compared against its Morningstar peer group for 2016. The Board further noted that RMT’s net expense ratio was actually 2 basis points lower than its peer group median and 15 basis points lower than the average expense ratio for the 44 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar peer group. Finally, in the case of RGT, the Board noted that its net expense ratio based on average net assets fell within the 4th quartile of its Morningstar peer group, 46 basis points above the Morningstar category median. The Board noted, however, that RGT had the third lowest weighted average market capitalization within that category.
    The Boards also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Boards which demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active shares for RVT, RMT, and RGT were 89%, 95%, and 97%, respectively, for the calendar year ended December 31, 2016.
    Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.
    No single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the relevant Investment Advisory Agreement, concluding that the continuation of such agreements was in the best interest of the shareholders of the respective Funds and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

60 | 2017 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2017, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Priceto- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
    This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2017. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
    Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2017 Semiannual Report to Stockholders | 61

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.	GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.	COMPUTERSHARE Transfer Agent and Registrar Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and Funds • Fund Materials (800) 337-6923
Unwavering Commitment Our team of 17 portfolio managers have significant personal investments in the strategies they manage.

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semiannual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark
President

Date: August 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund

	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 30, 2017		Date: August 30, 2017